UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21982
                                                     ---------

                Claymore/Guggenheim Strategic Opportunities Fund
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               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                         Date of fiscal year end: May 31
                                                  ------

                     Date of reporting period: May 31, 2009
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


      ANNUAL
      REPORT                                          CLAYMORE/GUGGENHEIM |
May 31, 2009                                 STRATEGIC OPPORTUNITIES FUND |  GOF

                             [PHOTO OF GUGGENHEIM]

[LOGO OF CLAYMORE]
   CLAYMORE(SM)                                                    GUGGENHEIM(R)

                                                            WWW.CLAYMORE.COM/GOF

                                                  ... YOUR WINDOW TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

[LOGO OF CLAYMORE SITE]

 GOF   | Claymore/Guggenheim
LISTED | Strategic Opportunities
 NYSE  | Fund

[LOGO OF CLAYMORE]
   CLAYMORE(SM)                                                    GUGGENHEIM(R)

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/GOF, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions and more

o     Portfolio overviews and performance analyses

o     Announcements, press releases and special notices

o     Fund and adviser contact information

Guggenheim Partners Asset Management, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | May 31, 2009

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GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dear SHAREHOLDER |

We thank you for your investment in the Claymore/Guggenheim Strategic Opportunities Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended May 31, 2009.The last year has been an extraordinarily difficult time for all investors, although we have seen some improvement in capital markets in the past few months. We are disappointed to report that the Fund's return was negative for the fiscal year. However, given the Fund's objective and investment strategy, we believe that it has performed well considering the extremely challenging economic and investment environment that has existed since it was launched. We believe this is a testament to the sub-adviser's rigorous process of individual security selection in addition to the commitment to keeping the Fund highly diversified.

The Fund's investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund's sub-adviser is Guggenheim Partners Asset Management, Inc. ("GPAM" or "Sub-Adviser"), a wholly owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). GPAM seeks to achieve that objective by combining a credit-managed fixed-income portfolio with a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. As of May 31, 2009, Guggenheim managed or supervised more than $100 billion in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the fiscal year ended May 31, 2009, the Fund generated a total return of -18.37% on an NAV basis and -19.51% on a market price basis. The last closing price of the Fund's shares as of May 31, 2009, was $11.53, which represented a discount of 7.17% to the Fund's NAV of $12.42. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders. We believe that the current discount represents a good opportunity for investors, as common shares of the Fund are now available in the market at prices below the current value of the securities in the underlying portfolio.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 32 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time and effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

During the fiscal year ended May 31, 2009, the Fund paid 12 monthly dividends of $0.154 per share.

                                                Annual Report | May 31, 2009 | 3

GOF | Claymore/Guggenheim Strategic Opportunities Fund | DEAR SHAREHOLDER continued

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You'll find information on GPAM's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/gof.

Sincerely,

/s/ J. Thomas Futrell
--------------------------------------------------
J. Thomas Futrell
Chief Executive Officer
Claymore/Guggenheim Strategic Opportunities Fund

4 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

QUESTIONS & ANSWERS |

Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, Inc. ("GPAM" or the "Sub-Adviser"). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; Michael Curcio, Managing Director; Robert N. Daviduk, CFA, Managing Director; Kerim Engin, Ph. D., Managing Director & Director of Risk Management; Shahab Sajadian, CFA, Director; and Eric Silvergold, Managing Director. In the following interview, the investment team discusses the market environment and the Fund's performance for the Fund's fiscal year ended May 31, 2009.

WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND THE WAY IT IS MANAGED?

The Fund's investment objective is to seek to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPAM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. There is no guarantee that the perceived fair value will be achieved.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities ("income securities") selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments ("common equity securities") that the Fund's Sub-Adviser believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPAM believes the volatility (risk) of the Fund can be reduced by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

o The Fund may invest, under normal market conditions, up to 60% of its total assets in income securities rated below investment grade (commonly referred to as "junk bonds").

o The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

o The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

o The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 20% of the Fund's total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPAM's investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as GPAM's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of senior securities such as preferred shares; through borrowing or the issuance of commercial paper or other forms of debt; through reverse repurchase agreements, dollar rolls or similar transactions; or through a combination of the foregoing (collectively "Financial Leverage"). The aggregate amount of Financial Leverage, if any, is not expected to exceed 33 1/3% of the Fund's total assets after such issuance; however, the Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. As of May 31, 2009, the Fund was levered 21.6%.

Although the use of Financial Leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, then the common shares' return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the financial leverage is less than the cost of the financial leverage then the return on the common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

                                                Annual Report | May 31, 2009 | 5

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS.

It has been an extremely volatile period for financial markets. A year ago, it appeared that markets had the potential to improve, as a rally in non-U.S. government bonds and equities followed the March 2008 rescue of The Bear Stearns Companies Inc., which was engineered by U.S. government policy makers. Instead, the financial crisis became much worse over the ensuing months. Investors fled risk in a wholesale manner and indiscriminately sold securities with little consideration for their intrinsic value.

A pivotal event was the September 2008 bankruptcy of Lehman Brothers Holdings Inc. ("Lehman" or "Lehman Bros."); GPAM believes that U.S. government policy makers failed to adequately grasp the severity of the fallout from the failure of a major financial institution. After Lehman's demise, the credit markets became so intolerant of risk that they essentially froze. Lending virtually ceased, as financial institutions exhibited little confidence in one another. As fearful investors sought the protection of U.S. Treasury securities, yield spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, and there were pronounced declines in the market values of almost all securities with any degree of credit risk.

Subsequent to the failure of Lehman, U.S. policy makers indicated that they would not allow another systemically important institution to fail. They have injected capital into almost every major financial institution and into many smaller ones as well. In addition to a stimulative monetary policy, a fiscal stimulus package of almost $800 billion was instituted.

Moving into 2009, the markets performed poorly in January and February. In early March the markets seemed to sense that the worst might be behind us, as the economic news began to turn from universally bad to mixed. Consumer confidence and certain business indicators began to turn more positive. Beginning in March 2009, a strong recovery began in the financial markets that have by and large benefitted most non-U.S. government securities. Corporate bonds, both investment grade and high yield, posted very strong returns. In fact, in the corporate sector, the best performing bonds [since March 2009] were the lowest rated bonds, with CCC rated speculative grade securities posting the highest returns. Investors began to feel more comfortable embracing risk, meaning they became willing to buy corporate debt, structured securities and other securities that carry credit risk. As a result, after being the best performers over the last couple of years, more recently U.S. government bonds, and treasury securities in particular, have been the worst performers in the last few months. The general perception is that investors have sold treasury securities to finance purchases of riskier securities, thus driving up the yields on government securities.

With so much market turmoil, there was wide variation in returns of various asset classes over the 12-month period ended May 31, 2009. Despite the recent recovery, equities had dramatically negative returns for the 12-month period:
The Standard & Poor's 500 Index (the "S&P 500"), which is generally regarded as an indicator of the broad U.S. stock market, returned -32.57%. World equity markets were also weak: the MSCI World Index, which measures performance of world equity markets, returned -25.03%. Bonds performed better than stocks over this 12-month period: the Barclays Aggregate Bond Index, which is a proxy for the investment grade bond market, returned 5.36% for the period. Reflecting extreme weakness in risky securities in the last half of 2008 and in early 2009, U.S. Treasury Bonds were the best performing asset class; the Barclays Treasury Composite Index returned 8.55%. Despite the improvement in below-investment grade debt at the end of the period, returns were negative; the return of the Barclays US Corporate High Yield Index was -7.77%. Indices are unmanaged and it is not possible to invest directly in an index.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM DURING THIS PERIOD?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12-month period ended May 31, 2009, the Fund returned -18.37% on an NAV basis and -19.51% on a market price basis. The closing price of the Fund's shares as of May 31, 2009, was $11.53, which represented a discount of 7.17% to the NAV of $12.42.

The market value of the Fund's shares fluctuates from time to time and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. GPAM believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

6 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

Although it is always disappointing to report negative returns, GPAM is pleased that the Fund outperformed the S&P 500 on an NAV basis since its inception and had volatility or risk of less than one-third the level of the S&P 500.The Fund's volatility has been much more in line with the risk of fixed income securities. This is an important achievement, since one goal of the Fund is to provide long-term returns in line with equity returns but with volatility that is closer to that of bonds. For the period from the Fund's inception date of July 27, 2007, through May 31, 2009, the Fund's NAV return on an annualized basis was -11.08%, compared with return of -20.24% for the S&P 500. Over this same period, the Fund's annualized volatility has been approximately 10.9%. This compares with annualized volatility of the Barclays Aggregate Bond Index (a proxy for bonds) of approximately 5.3% and volatility of the S&P 500 Index of approximately 36.1% over the same period. The volatility is measured by calculating the standard deviation of the percentage changes in the Fund's daily NAV and then annualizing them. The relatively low volatility of the Fund's NAV is attributable to its high level of diversification across many different asset classes.

During the 12-month period ended May 31, 2009, the Fund paid monthly dividends of $0.154 per share.

--------------------------------------------------------------------------------
HOW DID YOU ALLOCATE THE FUND AMONG ASSET CLASSES DURING THIS PERIOD AND HOW DID THESE DECISIONS AFFECT PERFORMANCE?

This Fund was created to provide individual investors the potential to realize a level of return similar to that achieved by equities, but with volatility more typical of fixed income securities. GPAM tracks a large number of equity and fixed income asset classes and, in constructing the Fund's portfolio, GPAM seeks to use investments that historically have had low correlations to one another. They have attempted to optimize the portfolio by analyzing the historical returns generated by GPAM's management team in each sector, the volatility of each sector and the correlations among the sectors. GPAM does this in an effort to reduce the risk of the portfolio while providing the potential for an attractive long-term return to their investors. Throughout the period, covered by this report the Fund has been highly diversified, generally with exposure to over one dozen broad sector classifications and dozens of subsectors within the major sectors.

At the end of the last fiscal year, May 31, 2008, U.S. Government and Agency securities represented approximately 15% of total investments. As the market became increasingly risk-averse during the summer of 2008, these government-backed securities were the best performing asset class in the portfolio.

In September 2008, the Fund purchased some 30-year U.S. Treasury Bonds, which provided an unusually attractive return over the following two months, a period when essentially all non-U.S. government debt securities posted sharply negative returns.

In the final months of 2008 and early 2009, GPAM recognized some very unusual opportunities in the market, especially for structured securities, which were selling at very depressed prices. Historically in many securitizations about 70% to 80% of the transaction receives a AAA rating from the nationally recognized statistical rating organizations. These very high ratings made the securities very easy to use as collateral for financial leverage and therefore very attractive to highly leveraged investors such as hedge funds. As the markets began to seize and the prices of structured investments dropped, hedge funds and other levered investors received margin calls from their lenders. The result was that levered investors were forced to sell securities at a time of very poor market liquidity.

This forced selling created unusual opportunities for opportunistic investors such as the Fund. GPAM has taken steps to reposition the portfolio to take advantage of these opportunities, and continue to do so. GPAM has sold relatively low yielding securities, such as government bonds, corporate bonds, bank loans and preferreds and replaced them with securities that provide much higher yields and return potential. Because GPAM was among the few counterparties for investors who had to sell in late 2008 and early 2009, in many instances these securities could be purchased at prices that GPAM believed were well below their intrinsic value. GPAM's in-depth independent analysis of these securities makes possible informed judgments as to which distressed securities offer real value. GPAM began this program in late 2008 and continues to implement it today.

In terms of the impact on the Fund, as of November 30, 2008, when the semiannual report was published for the Fund, approximately 18% of the portfolio was invested in corporate bonds and 6% in U.S. Government and Agency securities. As of May 31, 2009, corporate bonds represent approximately 17% of the portfolio and U.S. Government and Agency securities have been reduced to 2%. To the extent that positions in corporate and U.S. government bonds have been reduced, these securities have been replaced with a diverse group of investments, including asset-backed securities, residential and commercial mortgage backed securities, some of which have been purchased at yields in excess of 20%. Many of these securities have

                                                Annual Report | May 31, 2009 | 7

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

rebounded as market conditions improved, helping to provide capital appreciation as well as attractive levels of income.

Also positive for performance were changes in the duration of the portfolio; duration is a measure of a bond's price sensitivity to changes in interest rates, expressed as the weighted average of the time it takes to receive all interest payments and the final return of principal. Until recently, the duration of the Fund was longer than that of the Barclays Aggregate Bond Index which provided additional return to the Fund as interest rates fell. Around the time interest rates reached their lowest point in late 2008/early 2009, GPAM allowed the portfolio's duration to come down to be approximately equal to the duration of the Barclays Aggregate Bond Index, and that also helped relative performance as interest rates increased.

In terms of decisions that detracted from the Fund's return, GPAM sold U.S. government and government-related securities at various times over the past year in order to raise funds to purchase securities that GPAM believes will provide significantly higher yields and returns over the next couple of years than the returns that will be earned on the positions that were liquidated. The position in U.S. Government and Agency securities as a percentage of total investments was reduced from 14.9% as of May 31, 2008, to 6.0% of total investments at mid-year (November 30, 2008) and 2.1% as of May 31, 2009. Due to the widespread illiquidity and market panic that ensued following the collapse of Lehman in September 2008, essentially all non-government securities performed very poorly. The Fund's positions in corporate bonds, asset-backed securities and other securities with credit risk were the main reasons for the negative return for the fiscal year. Looking forward, given their outlook for the economy and the financial markets, GPAM expects these securities to post higher returns than government securities.

--------------------------------------------------------------------------------
HOW DID THE FUND'S LEVERAGE AFFECT PERFORMANCE DURING THIS PERIOD?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Since leverage adds to performance only when the cost of leverage is less than the total return generated by investments, the use of leverage detracted from the Fund's total return during this period. The use of leverage did, however, increase the amount of income available to pay the monthly dividend because the income earned (interest income, dividend income and equity call premiums) on the investments purchased with the borrowed funds exceeded the cost of the borrowings.

Since the Fund's inception, GPAM has employed leverage through reverse repurchase agreements, under which the Fund lends securities and receive cash in return which can be used for additional investments. In November 2008, the Fund obtained a new financing facility through BNP Paribas, a leading European bank. GPAM believes that this facility, which they are using to refinance many reverse repurchase agreements as they come due, will provide the Fund a more reliable source of leverage to be used in the management of the Fund.

--------------------------------------------------------------------------------
WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND, AND HOW IS THE FUND POSITIONED FOR THIS OUTLOOK?

As of the end of May 2009, the U.S. economy has officially been in a recession since December 2007, or 17 months. That makes this the longest recession since the Great Depression of the 1930s; the average length of the 12 recessions since then was 10.4 months. Because of the severity of this recession, as well as the housing and financial crisis that sparked it, investors tended to price the worst case into securities over the last year or so. However GPAM is beginning to see the unwinding of some of that negativity, and it appears that investors no longer fear a depression, due largely to the aggressive moves by the policy makers, both fiscal and monetary. GPAM now believes that there is a reasonable chance of positive growth in GDP (gross domestic product, a measure of the overall U.S. economy) in the third and fourth quarters of 2009, and we think further growth is likely in 2010.

Near term, GPAM thinks there could be a correction in the strong rally in both equities and some fixed income sectors, that began in March 2009, primarily because prices have moved up so strongly over such a short period of time. Longer term, over the next six months or a year, GPAM believes the assets held in the Fund will perform well.

8 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

In anticipation of further recovery in the economy and markets, the Fund currently has a larger allocation to structured products than six months or a year ago, most notably in asset-backed securities. As GPAM evaluates investments for possible inclusion in the Fund, GPAM has the experience to evaluate and manage many of the less prevalent instruments in these sectors due to its large presence in the structured securities marketplace. GPAM investments in asset-backed securities are broadly diversified, such as insurance company backed settlements, automotive receivables, collateralized loan obligations
(CLOs), and receivables backed by the large containers that are placed on cargo ships for international trade. GPAM has also added to the non-agency residential mortgage backed sector. These are the areas that were beaten down the most, where GPAM has been seeing unusual values that they believe will result in attractive levels of income and total return. GPAM believes that one of the next big opportunities will be in the commercial real estate mortgage sector and they are prepared to take advantage of it. However there is no guarantee that the perceived intrinsic value of any of these securities will be realized.

Given the Fund's mandate and its ability to invest across many asset classes, it has been very well suited to take advantage of the opportunities that have prevailed since the summer of 2007. If you think about the name of this Fund--Claymore/Guggenheim Strategic Opportunities Fund--the key term is "opportunities." The Fund was designed to invest across a broad array of sectors and securities, and to take advantage of the imbalances and dislocations we have seen in the marketplace over the last year. GPAM continues to believe that a portfolio that is highly diversified across many asset classes, such as that represented by the Fund, can be of great value to investors, especially in times of market turmoil.

--------------------------------------------------------------------------------
INDEX DEFINITIONS

Indices are unmanaged and it is not possible to invest directly in an index.

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Morgan Stanley Capital International ("MSCI") World Index is a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Treasury Composite Index is an unmanaged index of U.S. Treasury securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

                                                Annual Report | May 31, 2009 | 9

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

BELOW INVESTMENT-GRADE SECURITIES RISK: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as "high-yield" or "junk" bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

SENIOR AND SECOND LIEN SECURED LOANS RISK: The Fund's investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

STRUCTURED FINANCE INVESTMENTS RISK: The Fund's structured finance investments may include residential and commercial mortgage-related and asset-backed securities issued by governmental entities and private issuers, collateralized debt obligations and risk-linked securities. These securities entail considerable risk, including many of the risks described above (e.g., market risk, credit risk, interest rate risk and prepayment risk).The value of collateralized debt obligations also may change because of changes in the market's perception of the underlying collateral of the pool, the creditworthiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk-linked securities are dependant upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

MEZZANINE INVESTMENTS RISK: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

PREFERRED STOCK RISK: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

CONVERTIBLE SECURITIES RISK: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

EQUITY RISK: Common equity securities' prices fluctuate for a number of reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

REAL ESTATE SECURITIES RISK: Because of the Fund's ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund's ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

PERSONAL PROPERTY ASSET COMPANY RISK: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments.

INFLATION/DEFLATION RISK: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

DIVIDEND RISK: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer's board of direc-tors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

PORTFOLIO TURNOVER RISK: The Fund's annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

DERIVATIVES RISK: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund's investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund's performance in a material adverse man-ner. Furthermore, derivative instruments typically contain provisions giving the counterparty the

10 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | QUESTIONS & ANSWERS continued

right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund's return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

FOREIGN SECURITIES AND EMERGING MARKETS RISK: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable
U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.


FINANCIAL LEVERAGE RISK: Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund's Covered Call Option Strategy, Risks of Real Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.claymore.com/gof for a more detailed discussion about Fund risks and considerations.

                                               Annual Report | May 31, 2009 | 11

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund SUMMARY | AS OF MAY 31, 2009 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $    11.53
Common Share Net Asset Value                                          $    12.42
Premium/Discount to NAV                                                   -7.17%
Net Assets Applicable to Common Shares ($000)                         $  113,076
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 7/27/07)                                     MARKET              NAV
--------------------------------------------------------------------------------
One Year                                                -19.51%          -18.37%
Since Inception - average annual                        -15.70%          -11.08%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.

                                                                 % OF LONG-TERM
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
SPDR Trust, Series 1                                                        4.0%
ProShares Ultra S&P500                                                      2.7%
Powershares QQQ                                                             2.1%
ARES CLO Funds, Ser. 2007-12A, Class B, AA, Aa2,
1.661%, 11/25/20                                                            1.7%
ProShares Ultra Dow30                                                       1.6%
Dunkin Securitization, Ser. 2006-1, Class A2, A, Baa3,
5.779%, 6/20/31                                                             1.5%
Ford Credit Floorplan Master Owner Trust, Ser. 2006-4,
Class A, BBB+, Aa2, 0.594%, 6/15/13                                         1.4%
Freddie Mac, AAA, Aaa, 6.500%, 6/3/24                                       1.4%
ProShares Ultra QQQ                                                         1.4%
TCW Global Project Fund, Ser. 2004-1A, Class A1, NR, NR,
2.031%, 6/15/16                                                             1.4%
--------------------------------------------------------------------------------

Portfolio composition and holdings are subject to change daily. For more information, please visit www.claymore.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

SHARE PRICE & NAV HISTORY
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                                          Share Price        NAV
--------------------------------------------------------------------------------
5/31/08                                                   $     17.52  $   16.78
                                                                17.52      16.92
                                                                17.52      17.01
                                                                17.52      16.94
                                                                17.53      16.98
                                                                17.46      17.06
                                                                17.41      16.82
                                                                17.31      16.62
                                                                17.09      16.4
                                                                17.05      16.3
                                                                17.06      16.57
                                                                17.08      16.51
                                                                17.1       16.65
                                                                17.12      16.32
                                                                17.12      16.41
                                                                17.04      16.29
                                                                16.99      16
                                                                17.01      15.75
                                                                17.01      15.82
                                                                16.88      15.81
                                                                16.88      15.4
                                                                16.88      15.1
                                                                16.83      15.3
                                                                16.76      15.27
                                                                16.76      15.4
                                                                16.77      15.33
                                                                16.79      15.44
                                                                16.81      15.29
                                                                16.85      15.25
                                                                16.57      14.8
                                                                16.51      14.43
                                                                16.46      14.36
                                                                16.54      14.52
                                                                16.48      14.73
                                                                16.38      14.55
                                                                16.42      14.45
                                                                16.45      14.81
                                                                16.48      14.82
                                                                16.51      14.75
                                                                16.47      15.02
                                                                16.46      14.93
                                                                16.54      15.2
                                                                16.56      15.02
                                                                16.52      14.96
                                                                16.54      15.33
                                                                16.52      15.47
                                                                16.51      15.61
                                                                16.5       15.61
                                                                16.51      15.67
                                                                16.55      15.66
                                                                16.43      15.74
                                                                16.48      15.61
                                                                16.3       15.46
                                                                16.37      15.51
                                                                16.44      15.77
                                                                16.39      15.81
                                                                16.3       15.82
                                                                16.31      15.72
                                                                16.3       15.4
                                                                16.35      15.48
                                                                16.32      15.52
                                                                16.35      15.42
                                                                16.35      15.14
                                                                16.39      15.33
                                                                16.35      15.61
                                                                16.35      15.31
                                                                16.37      15.49
                                                                16.48      15.68
                                                                16.33      16.13
                                                                16.39      15.89
                                                                16.28      15.7
                                                                16.29      15.93
                                                                16.17      15.29
                                                                16.12      14.92
                                                                15.93      13.96
                                                                15.89      13.13
                                                                15.66      12.35
                                                                15.74      12.5
                                                                15.71      13.03
                                                                15.57      12.75
                                                                15.51      12.96
                                                                15.46      12.98
                                                                15.42      12.95
                                                                15.37      12.5
                                                                15.16      10.45
                                                                15.19      11.16
                                                                15.17      12.19
                                                                14.9       12.12
                                                                14.84      12.09
                                                                14.73      11.27
                                                                14.53      10.72
                                                                14.26      10.48
                                                                14.22       9.3
                                                                13.72      10.31
                                                                14.02      11.43
                                                                14.02      12.85
                                                                13.6       11.88
                                                                13.74      11.73
                                                                13.72      12.08
                                                                13.89      12.81
                                                                14         12.84
                                                                13.98      12.74
                                                                13.99      12.8
                                                                13.69      12.98
                                                                13.5       12.68
                                                                13.66      12.43
                                                                13.64      12.38
                                                                13.74      12.6
                                                                13.71      12.43
                                                                13.63      12.42
                                                                13.8       12.91
                                                                13.74      12.63
                                                                13.53      12.45
                                                                13.58      12.55
                                                                13.57      12.5
                                                                13.53      12.42
                                                                12.89      11.61
                                                                12.91      11.49
                                                                12.8       11.2
                                                                12.49      10.8
                                                                12.35      10.19
                                                                12.16       9.21
                                                                11.89       8.05
                                                                12.03       8.11
                                                                11.83       8.9
                                                                12          9.1
                                                                12.1        9.74
                                                                12.15      10.15
                                                                11.93       9.85
                                                                11.98       9.87
                                                                11.93       9.75
                                                                11.92       9.87
11/30/08                                                        11.88       9.79
                                                                11.92       9.66
                                                                11.89       9.42
                                                                11.95       9.65
                                                                11.86       9.33
                                                                11.88       9.33
                                                                11.9        8.91
                                                                11.99       8.91
                                                                12.08       9.14
                                                                12.09       9.86
                                                                12.08      10.3
                                                                12.02      10.59
                                                                11.96      10.4
                                                                11.99      10.43
                                                                12.02      10.48
                                                                12.04      10.21
                                                                12.15      10.23
                                                                12.16      10.36
                                                                12.21      10.91
                                                                12.22      11
                                                                12.31      11.26
                                                                12.35      10.77
                                                                12.33      10.7
                                                                12.34      11.02
                                                                12.32      11.14
                                                                12.14      11.22
                                                                12.06      10.88
                                                                12.05      10.6
                                                                12.07      10.8
                                                                11.85      10.87
                                                                11.88      10.64
                                                                11.7       10.37
                                                                11.66      10.37
                                                                11.64      10.53
                                                                11.71      10.43
                                                                11.76      10.69
                                                                11.69      10.45
                                                                11.64      10.29
                                                                11.66      10.61
                                                                11.66      10.86
                                                                11.56      10.9
                                                                11.56      10.74
                                                                11.51      11.06
                                                                11.56      10.98
                                                                11.54      10.81
                                                                11.45      10.78
                                                                11.51      10.53
                                                                11.43      10.45
                                                                11.35      10.03
                                                                11.31       9.91
                                                                11.21       9.74
                                                                11.11       9.12
                                                                11.04       8.71
                                                                11.07       9.25
                                                                11.03       9.2
                                                                10.97       9.28
                                                                10.86       9.1
                                                                10.78       8.85
                                                                10.71       8.73
                                                                10.74       9.1
                                                                10.66       8.37
                                                                10.6        8.02
                                                                10.51       7.5
                                                                10.58       8.15
                                                                10.49       8.08
                                                                10.59       8.41
                                                                10.67       8.71
                                                                10.68       8.9
                                                                10.72       8.89
                                                                10.81       8.95
                                                                10.81       9.16
                                                                10.79       9.05
                                                                10.83       9.27
                                                                10.84       9.15
                                                                10.87       9.26
                                                                10.91       9.43
                                                                10.94       9.33
                                                                10.93       9.01
                                                                10.99       9.34
                                                                11.03       9.58
                                                                11.08       9.85
                                                                11.08       9.88
                                                                11.07       9.74
                                                                11.04       9.67
                                                                11.1        9.87
                                                                11.16       9.97
                                                                11.05       9.71
                                                                11.04       9.72
                                                                11.11       9.88
                                                                11.16      10
                                                                11.2       10.2
                                                                11.12       9.96
                                                                11.16      10.09
                                                                11.18      10.08
                                                                11.2       10.08
                                                                11.27      10.18
                                                                11.29      10.17
                                                                11.31      10.23
                                                                11.32      10.58
                                                                11.42      10.62
                                                                11.42      10.62
                                                                11.48      10.66
                                                                11.53      10.61
                                                                11.71      10.85
                                                                11.88      10.87
                                                                12.01      11.35
                                                                12.08      11.35
                                                                12.16      11.16
                                                                12.04      10.74
                                                                12.07      11.17
                                                                12.12      11.15
                                                                12.13      11.29
                                                                12.26      11.49
                                                                12.38      11.42
                                                                12.37      11.16
                                                                12.34      11.45
                                                                12.34      11.9
                                                                12.19      11.69
                                                                12.22      11.6
                                                                12.42      11.53
                                                                12.42      11.53
5/31/09                                                         12.42      11.53

MONTHLY DIVIDENDS PER SHARE
--------------------------------------------------------------------------------

                                  [BAR CHART]

Jun 08                                                                 $    0.15
Jul                                                                         0.15
Aug                                                                         0.15
Sep                                                                         0.15
Oct                                                                         0.15
Nov                                                                         0.15
Dec                                                                         0.15
Jan 09                                                                      0.15
Feb                                                                         0.15
Mar                                                                         0.15
Apr                                                                         0.15
May                                                                         0.15

PORTFOLIO COMPOSITION (% of Total Investments)
--------------------------------------------------------------------------------

                                  [PIE CHART]

ASSET CLASS
--------------------------------------------------------------------------------
Asset Backed Securities                                                   38.2%
Corporate Bonds                                                           17.1%
Collateralized Mortgage Obligations                                       15.9%
Exchange-Traded Funds                                                     12.9%
Term Loans                                                                11.9%
U.S. Government and Agency Securities                                      2.1%
Preferred Stock                                                            1.9%
Options                                                                    0.0%*
--------------------------------------------------------------------------------

* Less than 0.1%

CREDIT QUALITY*
--------------------------------------------------------------------------------

                                  [PIE CHART]

AAA (Includes U.S.
Government Obligations)                                                    25.1%
AA                                                                         13.8%
A                                                                          16.8%
BBB                                                                        14.1%
BB                                                                          6.6%
B                                                                           7.6%
CCC                                                                         0.3%
Common Stock/Other                                                         15.7%
--------------------------------------------------------------------------------

*Represents higher of either S&P, Moody's or Fitch as a percentage of long term investments

12 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Portfolio of INVESTMENTS | MAY 31, 2009

    PRINCIPAL                                                                             OPTIONAL CALL
       AMOUNT   DESCRIPTION                                                                   PROVISION            VALUE
-------------------------------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS - 124.6%
                CORPORATE BONDS - 21.3%
                AIRLINES - 1.7%
$   1,418,024   America West Airlines LLC, Ser. 011G, A, Ba3
                7.100%, 4/2/21                                                                      N/A   $    1,104,782
      301,819   Delta Air Lines, Inc., Ser. 02G1, BBB+, Ba2
                6.718%, 1/2/23                                                                      N/A          229,382
      843,876   Northwest Airlines Corp., Ser. 992A, A-, NR
                7.575%, 3/1/19                                                                      N/A          639,759
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,973,923
-------------------------------------------------------------------------------------------------------------------------
                BANKS - 9.5%
    1,000,000   Agfirst Farm Credit Bank, A, NR
                7.300%, 10/31/49 (a) (b)                                                7/2/09 @ 100.00          482,740
    1,250,000   Barclays Bank PLC, NR, Baa2
                6.278%, 12/29/49 (United Kingdom) (a) (c)                             12/15/34 @ 100.00          630,200
    1,200,000   BNP Paribas, A, Aa3
                7.195%, 6/29/49 (France) (a) (b) (c)                                   6/25/37 @ 100.00          874,585
    1,000,000   Credit Agricole SA, A-, Aa3
                6.637%, 5/29/49 (France) (a) (b) (c)                                   5/31/17 @ 100.00          625,740
    1,500,000   Farm Credit Bank, Ser. 1, NR, A2
                7.561%, 11/29/49 (a) (c)                                               12/15/13 @100.00          979,545
    1,000,000   Fifth Third Bancorp, BBB+, Baa2
                8.250%, 3/1/38 (a)                                                                  N/A          767,420
    1,000,000   KeyCorp Capital III, BB+, Baa2
                7.750%, 7/15/29 (a)                                                                 N/A          799,068
    1,200,000   Lloyds Banking Group PLC, CCC+, Baa2
                6.267%, 11/29/49
                (United Kingdom) (a) (b) (c)                                          11/14/16 @ 100.00          462,000
    1,250,000   Mellon Capital IV, Ser. 1, A-, Aa3
                6.244%, 6/20/49 (a) (c)                                                6/20/12 @ 100.00          825,045
    1,250,000   Northgroup Preferred Capital Corp., A, A1
                6.378%, 1/29/49 (a) (b) (c)                                           10/15/17 @ 100.00          912,575
      700,000   PNC Preferred Funding Trust I, BBB, Baa2
                8.700%, 2/19/49 (a) (b) (c)                                            3/15/13 @ 100.00          518,105
      500,000   Rabobank Nederland NV, AA, Aa2
                11.000%, 12/29/49
                (Netherlands) (b) (c)                                                  6/30/19 @ 100.00          500,000
    1,400,000   Royal Bank of Scotland Group PLC, CCC+, Ba3
                7.640%, 3/31/49
                (United Kingdom) (a) (c)                                               9/29/17 @ 100.00          526,820
    1,250,000   State Street Capital Trust IV, BBB+, A2
                2.320%, 6/15/37 (a) (d)                                                6/15/12 @ 100.00          576,531
    1,250,000   US AgBank FCB, A, A2
                6.110%, 4/29/49 (a) (b) (c)                                            7/10/12 @ 100.00          450,000
    1,000,000   Wells Fargo Capital XIII, Ser. GMTN, A, Ba3
                7.700%, 12/29/49 (a) (c)                                               3/26/13 @ 100.00          780,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,710,374
-------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES - 0.2%
      250,000   R.R. Donnelley & Sons Co., BBB, Baa3
                11.250%, 2/1/19 (a)                                                                 N/A          259,279
-------------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                                                                             OPTIONAL CALL
       AMOUNT   DESCRIPTION                                                                   PROVISION            VALUE
-------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 3.3%
                Hampton Roads PPV LLC, NR, Aa3 (a) (b)
$   1,000,000   6.071%, 12/15/41                                                                    N/A   $      738,530
    1,000,000   6.171%, 6/15/53                                                                     N/A          715,250
    1,000,000   Schwab Capital Trust I, BBB+, A3
                7.500%, 11/15/37 (c)                                                  11/15/17 @ 100.00          881,270
    2,000,000   Svensk Exportkredit AB, A, Aa3
                6.375%, 10/29/49 (Sweden) (a) (b)                                      9/27/09 @ 100.00        1,400,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,735,050
-------------------------------------------------------------------------------------------------------------------------
                ELECTRIC - 0.6%
    1,000,000   Wisconsin Energy Corp., BBB-, Baa1
                6.250%, 5/15/67 (a) (c)                                                5/15/17 @ 100.00          720,000
-------------------------------------------------------------------------------------------------------------------------
                ENTERTAINMENT AND GAMING - 1.4%
    1,000,000   Agua Caliente Band of Cahuilla Indians, NR, NR
                6.350%, 10/1/15 (b)                                                                 N/A          932,470
      500,000   Downstream Development Authority of the
                Quapaw Tribe of Oklahoma, B-, Caa1
                12.000%, 10/15/15 (b)                                                 10/15/11 @ 109.00          270,000
      500,000   Indianapolis Downs LLC & Capital Corp., CCC, Caa2
                11.000%, 11/1/12 (b)                                                   11/1/10 @ 105.50          365,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,567,470
-------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.9%
    1,000,000   Allstate Corp. (The), BBB, Baa1
                6.500%, 5/15/57 (a) (c)                                                5/15/37 @ 100.00          730,000
    1,000,000   AXA SA, BBB+, Baa1
                6.463%, 12/14/49 (France) (a) (b) (c)                                 12/14/18 @ 100.00          601,430
      400,000   Blue Coast Ltd., Ser. A, B+, NR
                10.840%, 12/8/10 (Cayman Islands) (b) (d) (e)                                       N/A          347,792
      700,000   Blue Fin Ltd., BB+, NR
                5.557%, 4/10/12 (Cayman Islands) (a) (b) (d) (e)                       4/08/10 @ 101.00          592,830
      500,000   GlobeCat Ltd., Ser. CAQ, NR, B1
                7.192%, 1/2/13 (Cayman Islands) (b) (d) (e)                           12/21/11 @ 100.50          468,095
    1,000,000   Metlife Capital Trust IV, BBB, Baa1
                7.875%, 12/15/37 (a) (b)                                              12/15/32 @ 100.00          780,000
    1,250,000   Progressive Corp. (The), A-, A2
                6.700%, 6/15/37 (a) (c)                                                6/15/17 @ 100.00          837,166
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,357,313
-------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUSTS - 0.7%
    1,000,000   HRPT Properties Trust, BBB, Baa2
                6.650%, 1/15/18 (a)                                                    7/15/17 @ 100.00          798,851
-------------------------------------------------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS - 21.3%
                (Cost $34,075,168)                                                                            24,122,260
-------------------------------------------------------------------------------------------------------------------------
                ASSET BACKED SECURITIES - 47.6%
    1,881,442   321 Henderson Receivables I LLC, Ser. 2007-3A, Class A, BBB+, Baa1,
                6.150%, 10/15/48 (a) (b)                                                                       1,280,867
      475,724   321 Henderson Receivables I LLC, Ser. 2008-1A, Class A, AAA, Aaa,
                6.190%, 1/15/44 (a) (b)                                                                          353,030
      500,000   321 Henderson Receivables I LLC, Ser. 2008-1A, Class B, AA, NR,
                8.370%, 1/15/46 (a) (b)                                                                          319,915

See notes to financial statements.

                                               Annual Report | May 31, 2009 | 13

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS continued

     PRINCIPAL
        AMOUNT   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                 ASSET BACKED SECURITIES (CONTINUED)
$      500,000   321 Henderson Receivables I LLC, Ser. 2008-1A, Class C, A, NR,
                 9.360%, 1/15/48 (b)                                                      $         344,290
       500,000   321 Henderson Receivables I LLC, Ser. 2008-1A, Class D, BBB, NR,
                 10.810%, 1/15/50 (b)                                                               378,510
     1,899,701   Airplanes Pass Through Trust, Ser. 1R, Class A8, BB-, Baa3,
                 0.719%, 3/15/19 (d)                                                              1,424,776
     1,400,000   American Express Credit Account Master Trust, Ser. 2007-4,
                 Class C, BBB, Baa2,
                 0.604%, 12/17/12 (b) (d)                                                         1,261,131
       975,993   Applebee's Enterprises LLC, Ser. 2007-1A,
                 Class A22A, AAA, Aa2,
                 6.427%, 12/20/37 (b)                                                               542,467
     7,500,000   ARES CLO Funds, Ser. 2007-12A,
                 Class B, AA, Aa2,
                 1.661%, 11/25/20 (Cayman Islands) (b) (d) (j)                                    2,464,950
       635,902   Armstrong Loan Funding Ltd., Ser. 2008-1A, Class B, AAA, Aaa,
                 2.028%, 8/1/16 (Cayman Islands) (b) (d) (j)                                        275,581
       277,616   Aspen Funding I Ltd., Ser. 2002-1A, Class A1L, AAA, A2,
                 1.739%, (Cayman Islands) 7/10/37 (b) (d)                                           138,808
       100,000   Ballantyne Re PLC, Ser. 2006-1A, Class A2A, A, Baa1,
                 0.630%, 5/2/36 (b) (d)                                                              20,000
     2,000,000   Black Diamond CLO Ltd., Ser. 2006-1A, Class B, AA, Aa2,
                 1.444%, 4/29/19 (Cayman Islands) (a) (b) (d) (j)                                 1,690,080
     2,000,000   Black Diamond CLO Ltd., Ser. 2006-1A, Class C, A, A2,
                 1.744%, 4/29/19 (Cayman Islands) (a) (b) (d) (j)                                 1,544,820
        47,590   Blue Falcon, NR, NR,
                 5.460%, 12/25/16 (b)                                                                47,023
     1,982,743   Callidus Debt Partners Fund Ltd., Ser. 6A, Class A1T, AAA, Aaa,
                 1.360%, 10/23/21 (Cayman Islands) (b) (d) (j)                                    1,874,009
     1,300,000   Capital Auto Receivables Asset Trust, Ser. 2007-1,
                 Class B, NR, A1,
                 5.150%, 9/17/12                                                                  1,060,549
       750,000   CapitalSource Commercial Loan Trust, Ser. 2006-2A,
                 Class A1B, AAA, Aaa,
                 0.646%, 9/20/22 (b) (d) (j)                                                        734,528
       768,715   CapitalSource Commercial Loan Trust, Ser. 2006-2A,
                 Class APT, AAA, Aaa,
                 0.556%, 9/20/22 (b) (d) (j)                                                        489,310
       658,007   CLI Funding LLC, Ser. 2006-1A, Class A, A, Baa3,
                 0.515%, 8/18/21 (b) (d)                                                            287,010
     1,286,332   Coronado CDO Ltd., Ser. 1X, Class A1, AAA, Baa2,
                 1.786%, 9/4/38 (Cayman Islands) (d)                                                630,303
       323,368   Daimler Chrysler Master Owner Trust, Ser. 2006-A,
                 Class A, BB-, B2,
                 0.374%, 11/15/11 (d)                                                               249,949
     1,960,000   Dominos Pizza Master Issuer LLC, Ser. 2007-1,
                 Class A2, BBB+, Baa3,
                 5.261%, 4/25/37 (b)                                                              1,246,393

     PRINCIPAL
        AMOUNT   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
$    4,622,823   Duke Funding Ltd., Ser. 2003-5A, Class 1W, BBB-, Ba3,
                 1.536%, 8/7/33
                 (Cayman Islands) (b) (d) (j)                                             $       1,366,622
     3,000,000   Dunkin Securitization, Ser. 2006-1, Class A2, A, Baa3,
                 5.779%, 6/20/31 (b)                                                              2,176,440
       250,000   Ford Credit Floorplan Master Owner Trust, Ser. 2006-3,
                 Class A, BBB+, Aa2,
                 0.524%, 6/15/11 (d)                                                                245,759
     2,500,000   Ford Credit Floorplan Master Owner Trust, Ser. 2006-4,
                 Class A, BBB+, Aa2,
                 0.594%, 6/15/13 (d)                                                              2,040,786
     1,000,000   Ford Credit Floorplan Master Owner Trust, Ser. 2006-4,
                 Class B, BB, Baa3,
                 0.894%, 6/15/13 (a) (d)                                                            374,983
     1,000,000   Friedbergmilstein Private Capital Fund, Ser. 2004-1A,
                 Class B2, AA, Aa2,
                 5.409%, 1/15/19 (Cayman Islands) (b) (j)                                           908,900
       939,930   GE Commercial Loan Trust, Ser. 2006-1,
                 Class A2, AAA, A3,
                 1.337%, 4/19/17 (a) (b) (d) (j)                                                    775,856
       500,000   GSAA Trust, Ser. 2007-5, Class 1F2A, AAA, B3,
                 5.788%, 3/25/47 (a) (d)                                                            264,749
       400,000   Harley-Davidson Motorcycle Trust, Ser. 2007-2,
                 Class B, A, A3,
                 5.230%, 3/15/14                                                                    268,438
     1,000,000   Harley-Davidson Motorcycle Trust, Ser. 2007-3,
                 Class B, A, Baa3,
                 6.040%, 8/15/14                                                                    664,035
     2,000,000   HFG Healthco-4 LLC, Ser. 2006-1A, Class A, NR, Aa2,
                 0.811%, 6/5/12 (b) (d)                                                           1,274,360
     2,000,000   IHOP Franchising LLC, Ser. 2007-1A, Class A1, BBB-, Baa2,
                 5.144%, 3/20/37 (a) (b)                                                          1,003,100
       448,909   Lease Investment Flight Trust, Ser. 1, Class A3, B+, Baa3,
                 0.774%, 7/15/16 (d) (j)                                                            295,158
        71,746   Merritt Funding Trust, Ser. 2005-2A, Class APT, AAA, Aaa,
                 1.351%, 7/15/15 (b) (d) (j)                                                         69,918
       800,000   Mountain View Funding CLO, Ser. 2007-3A,
                 Class A2, AAA, Aa1,
                 1.462%, 4/16/21 (Cayman Islands) (b) (d) (j)                                       387,752
       391,848   MRU Student Loan Trust, Ser. 2008-A, Class A1A, AAA, NR,
                 7.400%, 1/25/41 (b)                                                                237,191
       202,567   MRU Student Loan Trust, Ser. 2008-A, Class B, AA, NR,
                 6.592%, 1/25/41 (b) (d)                                                             97,011
       202,567   MRU Student Loan Trust, Ser. 2008-A, Class C, A, NR,
                 8.592%, 1/25/41 (b) (d)                                                            101,758
     1,269,615   Muzinich CBO II Ltd., Ser. A2-A, AA+, Aa1,
                 7.150%, 10/15/13 (Bermuda) (b) (j)                                               1,231,184
     1,000,000   Nantucket CLO Ltd., Ser. 2006-1A, Class B, AA, Aa2,
                 1.081%, 11/24/20 (Cayman Islands) (b) (d) (j)                                      828,950
       600,000   NuCO2 Funding LLC, Ser. 2008-1A, Class A1, NR, Baa2,
                 7.250%, 6/25/38 (b) (j)                                                            390,846

See notes to financial statements.

14 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS continued

     PRINCIPAL
        AMOUNT   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                 ASSET BACKED SECURITIES (CONTINUED)
$      216,829   Phoenix Funding Ltd., Ser. 2001-1, AA, Aa2,
                 1.581%, 4/15/13 (d) (j)                                                  $         197,399
     1,500,000   Rosedale CLO Ltd., Ser. I-A, Class A1J, AAA, Aa1,
                 1.509%, 7/24/21 (Cayman Islands) (b) (d) (j)                                       501,075
     2,000,000   Sealane Trade Finance, Ser. 2007-1A, Class E, NR, NR,
                 15.661%, 11/25/12 (Cayman Islands) (a) (b) (d)                                   1,615,260
     1,872,434   Sierra Receivables Funding Co., Ser. 2006-1A,
                 Class A1, BBB+, Baa3,
                 5.840%, 5/20/18 (b)                                                              1,497,891
       301,527   Special Asset Facility, Ser. 2009-A, Class A, NR, NR,
                 9.000%, 2/20/25 (a) (b)                                                            287,482
     2,000,000   Stanfield Modena CLO Ltd., Ser. 2004-1A, Class C, A, Baa3,
                 2.477%, 9/22/16 (Cayman Islands) (a) (b) (d) (j)                                 1,411,960
       400,000   Start CLO Ltd., Ser. 2006-3A, Class C, A-, A1,
                 1.984%, 6/7/11 (Cayman Islands) (b) (d) (j)                                        358,892
       550,000   Start CLO Ltd., Ser. 2006-3A, Class D, BBB, Baa1,
                 3.034%, 6/7/11 (Cayman Islands) (b) (d) (j)                                        465,971
       500,000   Start CLO Ltd., Ser. 2007-4A, Class D, BBB+, Baa1,
                 2.776%, 12/26/11 (Cayman Islands) (a) (b) (d) (j)                                  408,785
     1,000,000   Start CLO Ltd., Ser. 2007-4A, Class E, BB+, Ba1,
                 4.826%, 12/26/11 (Cayman Islands) (a) (b) (d) (j)                                  861,390
       946,975   Structured Asset Securities Corp., Ser. 2007-BNC1,
                 Class A2, AAA, NR,
                 1.409%, 10/25/37 (d) (j)                                                           767,920
     1,000,000   Swift Master Auto Receivables Trust, Ser. 2007-2,
                 Class C, BBB-, Ba1,
                 2.344%, 10/15/12 (a) (d)                                                           280,000
     2,000,000   TCW Global Project Fund, Ser. 2004-1A, Class A1, NR, NR,
                 2.031%, 6/15/16 (Cayman Islands) (b) (d) (j)                                     1,922,800
     2,000,000   TCW Global Project Fund, Ser. 2004-1A, Class B1, NR, NR,
                 3.081%, 6/15/16 (Cayman Islands) (b) (d) (j)                                     1,539,640
     1,000,000   TCW Global Project Fund, Ser. 2005-1A, Class B2, A, NR,
                 5.793%, 9/1/17 (Cayman Islands) (b) (j)                                            888,260
     1,090,554   TCW Select Loan Fund Ltd., Inc., Ser. 1A, Class A1, AAA, Aaa,
                 1.599%, 10/10/13 (Cayman Islands) (b) (d) (j)                                    1,084,730
     2,430,000   Triton Container Finance LLC, Ser. 2006-1A, BBB+, Baa2,
                 0.479%, 11/26/21 (b) (d)                                                         1,346,099
     4,000,000   Telos CLO Ltd., Ser. 2006-1A, Class A2, AAA, Aaa,
                 1.539%, 10/11/21 (Cayman Islands) (b) (d) (j)                                    1,289,160
     2,500,000   Telos CLO Ltd., Ser. 2006-1A, Class B, AA, Aa2,
                 1.629%, 10/11/21 (Cayman Islands) (b) (d) (j)                                      611,725
     1,300,000   Trafigura Securitisation Finance PLC, Ser. 2007-1, Class A, AAA, Aaa,
                 0.594%, 12/15/12 (Ireland) (d)(j)                                                  926,412
       250,000   Wachovia Auto Loan Owner Trust, Ser. 2006-2A, Class D, BBB+, Ba3,
                 5.540%, 12/20/12 (b)                                                               183,486
     2,000,000   Wrightwood Capital Real Estate CDO Ltd., Ser. 2005-1A, Class A1, AAA,
                 Aa3, 1.073%, 11/21/40 (Cayman Islands) (b) (d) (j)                               1,614,660
------------------------------------------------------------------------------------------------------------
                 TOTAL ASSET BACKED SECURITIES - 47.6%
                 (Cost $61,360,390)                                                              53,723,092
------------------------------------------------------------------------------------------------------------

     PRINCIPAL
        AMOUNT   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS - 19.7%
$      500,000   Banc of America Commercial Mortgage, Inc., Ser. 2003-2,
                 Class G, A-, NR,
                 5.334%, 3/11/41 (b) (d)                                                  $         241,289
     1,000,000   Banc of America Commercial Mortgage, Inc., Ser. 2004-5,
                 Class B, AA+, Aa2,
                 5.058%, 11/10/41 (a) (d)                                                           515,379
       600,000   Banc of America Commercial Mortgage, Inc., Ser. 2005-5,
                 Class AJ, AAA, Aaa,
                 5.149%, 10/10/45 (a) (d)                                                           306,034
     1,500,000   Bear Stearns Commercial Mortgage Securities, Ser. 2005-PW10,
                 Class AJ, AAA, NR,
                 5.463%, 12/11/40 (d)                                                               829,777
       580,508   BNC Mortgage Loan Trust, Ser. 2007-4, Class A3A, AAA, NR,
                 0.559%, 11/25/37 (d) (j)                                                           533,342
       500,000   Citigroup Commercial Mortgage Trust, Ser. 2004-C2, Class E, A-, A3,
                 5.023%, 10/15/41 (b) (d)                                                           201,006
     2,000,000   Citigroup/Deutsche Bank Commercial Mortgage Trust,
                 Ser. 2005-CD1, Class AJ, AAA, Aaa,
                 5.225%, 7/15/44 (a) (d)                                                          1,016,082
     1,000,000   Commercial Mortgage Pass Through Certificates,
                 Ser. 2006-CN2A, Class F, A, NR,
                 5.570%, 2/5/19 (a) (b) (d)                                                         574,881
     3,245,060   Countrywide Home Equity Loan Trust, Ser. 2004-S,
                 Class 1A, A, Ba3,
                 0.584%, 2/15/30 (d)                                                              1,475,724
     1,721,433   Countrywide Home Loan Mortgage Pass Through Trust, Ser. 2005-HYB8,
                 Class 4A1, AAA, B2,
                 5.545%, 12/20/35 (d)                                                             1,052,751
     1,500,000   Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3,
                 Class AM, AAA, Aaa,
                 5.826%, 6/15/38 (a) (d)                                                            741,866
       103,983   Credit Suisse Mortgage Capital Certificates, Ser. 2006-TF2A,
                 Class SHDA, A-, A1,
                 0.944%, 7/15/19 (b) (d)                                                             70,956
     1,425,000   CS First Boston Mortgage Securities Corp., Ser. 2005-TFLA,
                 Class K, AAA, Aaa,
                 1.644%, 2/15/20 (a) (b) (d)                                                      1,124,149
       204,518   Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Ser. 2006-AB4,
                 Class A1A, BB, Baa3,
                 6.005%, 10/25/36 (d)                                                               115,564
     2,000,000   Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3,
                 Class AJ, AAA, Aaa,
                 4.859%, 8/10/42 (a) (d)                                                          1,070,295
     1,000,000   Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5,
                 Class AJ, AAA, Aaa,
                 5.301%, 4/10/37 (a) (d)                                                            555,014
       600,000   GS Mortgage Securities Corp. II, Ser. 2001-GL3A, Class E, NR, A3,
                 6.852%, 8/5/18 (b) (d)                                                             429,472
     1,069,675   Impac Secured Assets CMN Owner Trust, Ser. 2007-3,
                 Class A1A, AAA, Caa1,
                 0.419%, 9/25/37 (d)                                                                623,930

See notes to financial statements.

                                               Annual Report | May 31, 2009 | 15

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS continued

     PRINCIPAL
        AMOUNT   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    1,852,858   Indymac Index Mortgage Loan Trust, Ser. 2006-AR9,
                 Class 3A1, AAA, B3,
                 5.837%, 6/25/36 (d)                                                      $       1,272,935
       700,000   JP Morgan Chase Commercial Mortgage Securities Corp.,
                 Ser. 2002-C1, Class E, A-, A2,
                 6.135%, 7/12/37 (b)                                                                493,552
     1,000,000   JP Morgan Chase Commercial Mortgage Securities Corp.,
                 Ser. 2005-LDP3, Class AJ, AAA, Aaa,
                 4.941%, 8/15/42 (a) (d)                                                            505,569
     1,300,000   JP Morgan Chase Commercial Mortgage Securities Corp.,
                 Ser. 2007-LD11, Class AM, AAA, Aaa,
                 5.819%, 6/15/49 (d)                                                                687,453
     2,000,000   Morgan Stanley Capital I, Ser. 2005-HQ6, Class AJ, AAA, NR,
                 5.073%, 8/13/42 (a) (d)                                                          1,023,557
     1,250,000   Morgan Stanley Capital I, Ser. 2006- IQ12, Class AM, AAA, NR,
                 5.370%, 12/15/43 (a)                                                               608,123
     1,000,000   Morgan Stanley Capital I, Ser. 2006-T23, Class AM, AAA, NR,
                 5.811%, 8/12/41 (a) (d)                                                            446,804
       482,904   New Century Home Equity Loan Trust, Ser. 2004-A,
                 Class AII9, BBB+, A2,
                 5.469%, 8/25/34 (d)                                                                269,199
     1,088,000   TBW Mortgage Backed Pass Through Certificates, Ser. 2006-6,
                 Class A3, AAA, Caa2,
                 5.750%, 1/25/37 (d)                                                                573,168
     2,500,000   TBW Mortgage Backed Pass Through Certificates, Ser. 2006-6,
                 Class A5B, BB, Caa3,
                 6.040%, 1/25/37 (d)                                                                920,521
     2,000,000   TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4,
                 Class AJ, AAA, NR,
                 6.096%, 8/15/39 (a) (d)                                                          1,096,986
       750,000   Timberstar Trust, Ser. 2006-1A, Class C, A, A2,
                 5.884%, 10/15/36 (a) (b)                                                           519,525
       100,000   Timberstar Trust, Ser. 2006-1A, Class D, BBB, Baa2,
                 6.208%, 10/15/36 (b)                                                                64,394
     1,054,204   TW Hotel Funding 2005 LLC, Ser. 2005-LUX,
                 Class L, BB+, Ba1,
                 1.894%, 1/15/21 (b) (d)                                                            728,493
     2,000,000   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20,
                 Class AJ, AAA, Aaa,
                 5.139%, 7/15/42 (a) (d)                                                          1,120,604
     1,000,000   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C21,
                 Class AJ, AAA, Aaa,
                 5.209%, 10/15/44 (a) (d)                                                           509,092
------------------------------------------------------------------------------------------------------------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS - 19.7%
                 (Cost $35,102,292)                                                              22,317,486
------------------------------------------------------------------------------------------------------------

        NUMBER
     OF SHARES                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
                 PREFERRED STOCKS - 2.4%
                 BANKS - 0.8%
        50,000   Santander Finance Preferred SA Unipersonal, 6.500% (Spain)                         870,000
------------------------------------------------------------------------------------------------------------

        NUMBER
     OF SHARES   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL SERVICES - 0.7%
        50,000   Deutsche Bank Contingent Capital Trust II, 6.550% (a)                    $         849,500
        37,600   Lehman Brothers Holdings, Inc., Ser. J, 7.950% (f)                                   2,632
------------------------------------------------------------------------------------------------------------
                                                                                                    852,132
------------------------------------------------------------------------------------------------------------
                 INSURANCE - 0.3%
        20,000   Aegon NV, 6.375% (Netherlands) (a)                                                 288,000
         3,800   ING Groep NV, 7.050% (Netherlands)                                                  57,684
------------------------------------------------------------------------------------------------------------
                                                                                                    345,684
------------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATION SERVICES - 0.6%
         1,000   Centaur Funding Corp., 9.080% (Cayman Islands) (b)                                 666,250
------------------------------------------------------------------------------------------------------------
                 TOTAL PREFERRED STOCKS - 2.4%
                 (Cost $4,817,313)                                                                2,734,066
------------------------------------------------------------------------------------------------------------
                 EXCHANGE-TRADED FUNDS - 16.1%
        17,200   DIAMONDS Trust,Series I (a) (g)                                                  1,467,676
        85,000   Powershares QQQ (a) (g)                                                          3,014,100
        78,700   ProShares Ultra Dow30 (a) (g)                                                    2,316,141
        53,700   ProShares Ultra QQQ (a) (g)                                                      1,942,329
       145,100   ProShares Ultra S&P500 (a) (g)                                                   3,832,091
        61,200   SPDR Trust, Series 1 (a) (g)                                                     5,655,492
------------------------------------------------------------------------------------------------------------
                 TOTAL EXCHANGE-TRADED FUNDS - 16.1%
                 (Cost $19,546,609)                                                              18,227,829
------------------------------------------------------------------------------------------------------------

     PRINCIPAL
        AMOUNT                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AND AGENCY SECURITIES - 2.7%
                 Freddie Mac, AAA, Aaa,
$    1,000,000   6.000%, 6/15/17 (a)                                                              1,001,964
     2,000,000   6.500%, 6/3/24 (d) (j)                                                           2,000,000
------------------------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES - 2.7%
                 (Cost $2,995,096)                                                                3,001,964
------------------------------------------------------------------------------------------------------------
                 TERM LOANS (k) - 14.8%
                 AUTOMOBILE - 1.0%
     1,325,336   Harbor Freight Tools, B+, B1,
                 9.750%, 7/12/13 (d)                                                              1,146,416
------------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS/MEDIA - 0.3%
       500,000   Univision Acquisition, Inc., B-, B2,
                 2.678%, 9/30/14 (d)                                                                347,187
------------------------------------------------------------------------------------------------------------
                 CONSUMER PRODUCTS - 0.5%
       967,830   Navisite, Inc., B-, B3,
                 11.150%, 9/19/14 (d)                                                               614,572
------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED/CONGLOMERATE SERVICE - 1.3%
     1,477,500   First Data Corp., BB-, Ba3,
                 3.189%, 9/24/14 (d)                                                              1,099,725
       491,250   Terramark Worldwide, Inc., B, NR,
                 4.970%, 7/30/14 (d)                                                                407,738
------------------------------------------------------------------------------------------------------------
                                                                                                  1,507,463
------------------------------------------------------------------------------------------------------------

See notes to financial statements.

16 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS continued

     PRINCIPAL
        AMOUNT   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                 TERM LOANS (CONTINUED)
                 ELECTRONICS - 3.3%
$      986,014   Caritor, Inc., B+, B2,
                 2.680%, 6/4/13 (d)                                                       $         680,350
       467,744   Clientlogic Corp., B+, B3,
                 6.424%, 1/30/14 (d)                                                                332,098
     1,225,740   Freescale Semiconductor, Inc., BB, Ba1,
                 2.259%, 11/29/13 (d)                                                               770,990
     1,306,008   GXS Corp., B+, Ba3,
                 9.250%, 10/18/14 (d)                                                             1,194,997
       890,395   Network Solutions LLC, B, B1,
                 3.126%, 9/26/14 (d)                                                                750,158
------------------------------------------------------------------------------------------------------------
                                                                                                  3,728,593
------------------------------------------------------------------------------------------------------------
                 FOOD & BEVERAGES - 1.1%
        90,245   OSI Restaurant Partners, Revolver, B+, B3,
                 1.140%, 8/29/14 (d)                                                                 68,060
     1,047,767   OSI Restaurant Partners, B+, B3,
                 2.750%, 6/14/14 (d)                                                                790,195
       500,000   Panda Restaurant, NR, NR,
                 6.600%, 8/23/17 (d)(j)                                                             325,085
------------------------------------------------------------------------------------------------------------
                                                                                                  1,183,340
------------------------------------------------------------------------------------------------------------
                 HEALTHCARE, EDUCATION & CHILDCARE - 2.3%
       842,218   Aurora Diagnostics LLC, B-, B3,
                 5.027%, 12/10/12 (d)                                                               757,996
       853,434   Embanet, B, B2,
                 4.142%, 6/28/12 (d)                                                                661,411
     1,481,250   PRA International, BB-, B1,
                 4.570%, 11/16/14 (d)                                                             1,199,812
------------------------------------------------------------------------------------------------------------
                                                                                                  2,619,219
------------------------------------------------------------------------------------------------------------
                 HOME & OFFICE FURNISHINGS - 0.4%
       692,547   Centaur LLC, CCC+, B2,
                 9.250%, 11/9/14 (d)                                                                462,275
------------------------------------------------------------------------------------------------------------
                 LEISURE - 0.9%
     1,448,876   Bushnell Performance Optics, BB-, Ba3,
                 4.970%, 8/24/13 (d)                                                              1,035,946
------------------------------------------------------------------------------------------------------------
                 PRINTING & PUBLISHING - 0.7%
       982,500   Advanstar Communications, B+, B1,
                 3.470%, 9/20/14 (d)                                                                533,006
       718,912   Idearc, Inc., BBB-, Ba2,
                 0.000%, 11/17/14 (d) (f)                                                           284,272
------------------------------------------------------------------------------------------------------------
                                                                                                    817,278
------------------------------------------------------------------------------------------------------------
                 RETAIL STORES - 2.6%
     1,231,250   Deb Shops, Inc., B-, B3,
                 5.094%, 4/23/14 (d)                                                                270,875
       991,523   Guitar Center, B-, B2,
                 3.941%, 10/9/13 (d)                                                                699,024
       892,500   HH Gregg Appliances, Inc., B+, B2,
                 2.444%, 9/12/14 (d)                                                                731,850

     PRINCIPAL
        AMOUNT   DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------------
$      982,500   Mattress Firm, B, Ba3,
                 2.690%, 10/23/14 (d)                                                     $         307,031
     1,000,000   QVC, Inc., NR, NR,
                 1.322%, 3/3/11 (d)                                                                 875,000
------------------------------------------------------------------------------------------------------------
                                                                                                  2,883,780
------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 0.4%
       992,904   Carey International, Inc., B, B1,
                 7.500%, 10/29/14 (d)                                                               397,162
------------------------------------------------------------------------------------------------------------
                 TOTAL TERM LOANS - 14.8%
                 (Cost $23,335,644)                                                              16,743,231
------------------------------------------------------------------------------------------------------------
                 TOTAL LONG-TERM INVESTMENTS - 124.6%
                 (Cost $181,232,512)                                                            140,869,928
------------------------------------------------------------------------------------------------------------

                                                                            EXPIRATION      EXERCISE
     CONTRACTS   OPTIONS PURCHASED                                                DATE         PRICE              VALUE
------------------------------------------------------------------------------------------------------------------------
                 CALL OPTIONS PURCHASED - 0.0%
            34   CBOE S&P 500 Volatility Index (g) (h) (i)
                 (Cost $19,040)                                              June 2009         25.00             19,666
------------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS - 124.6%
                 (Cost $181,251,552)                                                                        140,889,594
------------------------------------------------------------------------------------------------------------------------
                 Other Assets in excess of Liabilities - 3.9%                                                 4,382,227
                 Total Options Written - (1.0%)                                                              (1,111,505)
                 Borrowings - (19.6%)                                                                       (22,127,551)
                 Reverse Repurchase Agreements - (7.9%)                                                      (8,957,250)
------------------------------------------------------------------------------------------------------------------------
                 NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%                                 $    113,075,515
========================================================================================================================

AB - Stock Company

CBO - Collateralized Bond Obligation

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

FCB - Farmers Credit Bureau

LLC - Limited Liability Company

Ltd. - Limited

N/A - Not Available

NV - Publicly Traded Company

PLC - Public Limited Company

SA - Corporation

See notes to financial statements.

                                               Annual Report | May 31, 2009 | 17

GOF | Claymore/Guggenheim Strategic Opportunities Fund | PORTFOLIO OF INVESTMENTS continued


(a) All or a portion of this security has been physically segregated in connection with swap agreements, line of credit, options and reverse repurchase agreements. As of May 31, 2009, the total amount segregated was $62,988,862.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, these securities amounted to $61,182,985 which represents 54.1% of net assets applicable to common shares.

(c) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(d)   Floating or Variable Rate Coupon. Rate shown is in effect at May 31, 2009.

(e) Risk-Linked Security - A risk-linked security is a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty dam-ages. The security is typically a debt obligation for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger event. "Depending on the specific terms and structure of the security, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

(f)   Non-incoming producing as security is in default.

(g) All or a portion of this security position represents cover for outstanding options written.

(h)   Non-income producing security.

(i)   Represents 100 shares per contract.

(j) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $33,037,670 which represents 29.2% of net assets applicable to common shares.

(k) Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loans may be different than the amounts disclosed in the portfolio of investments.

      Term loans may be considered restricted in that the Fund may be contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

Ratings (unaudited) shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

                                                                                         EXPIRATION        EXERCISE
     CONTRACTS   OPTIONS WRITTEN (h)                                        DATE              PRICE           VALUE
--------------------------------------------------------------------------------------------------------------------
                 CALL OPTIONS WRITTEN - (1.0%)
            34   CBOE S&P 500 Volatility Index (i)                     June 2009   $          30.00   $       8,506
           172   DIAMONDS Trust, Series I (i)                          June 2009              84.00          47,300
           850   Powershares QQQ (i)                                   June 2009              34.00         153,000
           787   ProShares Ultra Dow30 (i)                             June 2009              29.00         106,245
           537   ProShares Ultra QQQ (i)                               June 2009              33.00         206,745
         1,451   ProShares Ultra S&P500 (i)                            June 2009              25.00         282,945
         1,100   S&P 500 Index                                         June 2009             905.00          33,685
         3,100   S&P 500 Index                                         June 2009             905.00          77,201
           612   SPDR Trust, Series 1 (i)                              June 2009              91.00         194,310
--------------------------------------------------------------------------------------------------------------------
                 TOTAL VALUE OF CALL OPTIONS WRITTEN
                 (Premiums received $777,848)                                                             1,109,937
--------------------------------------------------------------------------------------------------------------------
                 PUT OPTIONS WRITTEN
            34   CBOE S&P 500 Volatility Index (g) (i)                 June 2009              25.00           1,568
                 (Premiums received $1,530)
--------------------------------------------------------------------------------------------------------------------
                 TOTAL VALUE OF OPTIONS WRITTEN - (1.0%)
                 (Premiums received $779,378)                                                         $   1,111,505
====================================================================================================================

See notes to financial statements.

18 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of ASSETS AND LIABILITIES | MAY 31, 2009

ASSETS
   Investments in securities, at value (cost $181,251,552)                                          $         140,889,594
   Investments sold receivable                                                                                  4,249,691
   Unrealized appreciation on swaps                                                                             2,003,038
   Restricted Cash                                                                                              1,090,000
   Cash                                                                                                           820,911
   Interest receivable                                                                                          1,230,759
   Dividends receivable                                                                                            12,428
   Other assets                                                                                                    15,904
--------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                             150,312,325
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Borrowings                                                                                                  22,127,551
   Reverse repurchase agreements                                                                                8,957,250
   Payable for securities purchased                                                                             2,885,624
   Unrealized depreciation on swaps                                                                             1,900,174
   Options written at value (premiums received of $779,378)                                                     1,111,505
   Advisory fee payable                                                                                           119,238
   Interest due on borrowings                                                                                      12,400
   Administration fee payable                                                                                       3,279
   Accrued expenses and other liabilities                                                                         119,789
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                         37,236,810
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $         113,075,515
==========================================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized, 9,105,240 shares
   issued and outstanding                                                                           $              91,052
Additional paid-in capital                                                                                    165,702,168
Accumulated net realized loss on investments, foreign currency transactions, options, futures
   and swaps                                                                                                  (13,094,380)
Accumulated net unrealized depreciation on investments, options, unfunded commitments and swaps               (40,591,221)
Accumulated undistributed net investment income                                                                   967,896
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $         113,075,515
==========================================================================================================================
NET ASSET VALUE (based on 9,105,240 common shares outstanding)                                      $               12.42
==========================================================================================================================

See notes to financial statements.

                                               Annual Report | May 31, 2009 | 19

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of OPERATIONS | FOR THE YEAR ENDED MAY 31,2009

INVESTMENT INCOME
   Dividends                                                                         $        606,819
   Interest                                                                                13,065,667
---------------------------------------------------------------------------------------------------------------------------
     Total investment income                                                                             $      13,672,486
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory fee                                                                  1,690,591
   Professional fees                                                                          291,517
   Fund accounting fee                                                                        142,020
   Line of credit fee                                                                         104,729
   Trustees' fees and expenses                                                                 69,354
   Custodian fee                                                                               59,354
   Printing expense                                                                            57,855
   Administration fee                                                                          45,980
   NYSE listing fee                                                                            33,611
   Transfer agent fee                                                                          19,833
   Insurance                                                                                   15,996
   Miscellaneous                                                                               13,897
   Interest expense                                                                         1,459,730
---------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                              4,004,467
---------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                                       9,668,019
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
     Investments                                                                                               (16,777,266)
     Foreign currency transactions                                                                                  (1,395)
     Futures                                                                                                        (5,382)
     Options                                                                                                     5,856,322
     Swaps                                                                                                       1,284,862
   Net change in unrealized appreciation (depreciation) on:
     Investments                                                                                               (29,485,621)
     Options                                                                                                      (905,920)
     Swaps                                                                                                         735,950
     Unfunded commitments                                                                                           23,362
---------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS, FOREIGN CURRENCY
     TRANSACTIONS, UNFUNDED COMMITMENTS, FUTURES AND SWAP TRANSACTIONS                                         (39,275,088)
---------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $     (29,607,069)
===========================================================================================================================

See notes to financial statements.

20 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of CHANGES IN NET ASSETS |

                                                                                                           FOR THE PERIOD
                                                                                          FOR THE          JULY 27, 2007*
                                                                                       YEAR ENDED                 THROUGH
                                                                                     MAY 31, 2009            MAY 31, 2008
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                       $       9,668,019    $          7,221,482
    Net realized gain (loss) on investments, options, foreign currency                 (9,642,859)              1,883,305
       transactions, futures and swaps
    Net change in unrealized depreciation on investments, options, unfunded           (29,632,229)            (10,958,992)
       commitments and swaps
--------------------------------------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from operations                              (29,607,069)             (1,854,205)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
    From and in excess of net investment income                                       (12,332,718)             (8,923,713)
    Return of capital                                                                  (4,493,766)             (3,259,098)
--------------------------------------------------------------------------------------------------------------------------
                                                                                      (16,826,484)            (12,182,811)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Net proceeds from the issuance of common shares                                             -             173,810,000
    Common share offering costs charged to paid-in capital                                      -                (364,000)
--------------------------------------------------------------------------------------------------------------------------
    Net increase from capital share transactions                                                -             173,446,000
--------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                           (46,433,553)            159,408,984
NET ASSETS
    Beginning of period                                                               159,509,068                 100,084
--------------------------------------------------------------------------------------------------------------------------
    End of period (including accumulated undistributed net investment income
       of $967,896 and $218,879, respectively)                                  $     113,075,515    $        159,509,068
==========================================================================================================================

*     Commencement of investment operations.

See notes to financial statements.

                                               Annual Report | May 31, 2009 | 21

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Statement of CASH FLOWS | FOR THE YEAR ENDED MAY 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations                              $       (29,607,069)
---------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
   NET CASH USED IN OPERATING AND INVESTING ACTIVITIES:
   Net unrealized depreciation on investments                                                 29,485,621
   Net unrealized depreciation on options                                                        905,920
   Net unrealized appreciation on swaps                                                         (735,950)
   Net unrealized appreciation on unfunded commitments                                           (23,362)
   Net accretion of bond discount and amortization of bond premium                            (1,188,357)
   Net realized gains on options, futures and foreign currency transactions                   (5,849,545)
   Net realized loss on investments                                                           16,777,266
   Purchase of long-term investments (including options exercised)                           (97,080,590)
   Cost of written options assigned and closed                                                (7,079,456)
   Proceeds from sale of long-term investments                                               115,140,469
   Net sales of short-term investments                                                        30,294,847
   Decrease in dividends receivable                                                               13,518
   Decrease in interest receivable                                                               412,116
   Increase in receivable for investments sold                                                (1,633,791)
   Decrease in other assets                                                                      531,508
   Increase in payable for investments purchased                                                 911,561
   Decrease in due to custodian                                                                  (23,536)
   Decrease in interest due on borrowings                                                       (285,677)
   Premiums received on call options written                                                  12,826,900
   Decrease in advisory fee payable                                                              (78,974)
   Decrease in administration fee payable                                                         (1,956)
   Decrease in accrued expenses and other liabilities                                            (42,630)
---------------------------------------------------------------------------------------------------------
     Net Cash Provided by Operating Activities                                                63,668,833
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Dividends paid to common shareholders                                                     (16,826,484)
   Decrease in reverse repurchase agreements                                                 (67,058,989)
   Increase in borrowings                                                                     22,127,551
---------------------------------------------------------------------------------------------------------
     Net Cash Used in Financing Activities                                                   (61,757,922)
---------------------------------------------------------------------------------------------------------
   Net increase in cash                                                                        1,910,911
CASH AT BEGINNING OF PERIOD                                                                            -
---------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD*                                                               $         1,910,911
=========================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR
   INTEREST                                                                          $         1,447,330
=========================================================================================================

*     A portion of the ending cash balance is restricted.

See notes to financial statements.

22 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Financial HIGHLIGHTS |

                                                                                                             FOR THE PERIOD
                                                                                                FOR THE      JULY 27, 2007*
PER SHARE OPERATING PERFORMANCE                                                              YEAR ENDED             THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                                       MAY 31, 2009        MAY 31, 2008
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $           17.52      $        19.10(b)
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                                       1.06                0.79
   Net realized and unrealized gain (loss) on investments, options, futures, swaps
     and unfunded commitments                                                                     (4.31)              (0.99)
----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                             (3.25)              (0.20)
----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                                             -               (0.04)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                    (1.36)              (0.98)
   Return of capital                                                                              (0.49)              (0.36)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                                            (1.85)              (1.34)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $           12.42      $        17.52
==================================================================================================================================
MARKET VALUE, END OF PERIOD                                                           $           11.53      $        16.78
==================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                                               -18.37%              -1.40%
   Market value                                                                                  -19.51%              -9.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shareholders, end of period (thousands)              $         113,076      $      159,509
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                                                      2.06%(g)            1.72%(d)(g)
   Total expenses, including interest expense                                                      3.25%(g)            3.36%(d)(g)
   Net investment income, including interest expense                                               7.84%               5.08%(d)
Ratios to Average Managed Assets: (e)
   Total expenses, excluding interest expense                                                      1.51%(g)            1.24%(d)(g)
   Total expenses, including interest expense                                                      2.37%(g)            2.43%(d)(g)
   Net investment income, including interest expense                                               5.72%               3.67%(d)
Portfolio turnover (h)                                                                               58%                210%
Senior Indebtedness
   Total Borrowings outstanding (in thousands)                                        $          31,085      $       76,016
   Asset coverage per $1,000 of indebtedness (f)                                      $           4,638      $        3,098
----------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.

(a)   Based on average shares outstanding during the period.

(b)   Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(g) The ratios of total expenses to average net assets applicable to common shares and to average managed assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratios would be 0.08% and 0.06% for the year ended May 31, 2009 and 0.04% and 0.03% for the period ended May 31, 2008.

(h)   Portfolio turnover is not annualized for periods less than a year.

See notes to financial statements.

                                               Annual Report | May 31, 2009 | 23

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Notes to FINANCIAL STATEMENTS | MAY 31,2009

Note 1 - ORGANIZATION:

Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") was organized as a Delaware statutory trust on November 13, 2006.The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act").

The Fund's primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations, and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. When market price quotes are not readily available, the independent pricing service or in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, which may include Guggenheim Partners Asset Managers, Inc. (the "Sub-Advisor), may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over treasuries, and other information and analysis. The Sub-Advisor also uses third party service providers to model certain securities using cash flow models to represent a fair market value. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157,"Fair Valuation Measurements" ("SFAS 157"). The Fund adopted SFAS 157 effective June 1, 2008. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. SFAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details as of May 31, 2009 were as follows:

        DESCRIPTION                                 OPTIONS AND
  (VALUES IN $000S)            SECURITIES     OTHER DERIVATIVES            TOTAL
--------------------------------------------------------------------------------
            ASSETS:

            Level 1            $   20,962             $       -        $  20,962
            Level 2                86,870                 2,023           88,893
            Level 3                33,038                     -           33,038
--------------------------------------------------------------------------------
              Total            $  140,870             $   2,023        $ 142,893
--------------------------------------------------------------------------------
       LIABILITIES:

            Level 1                     -             $   1,112        $   1,112
            Level 2                     -                 1,900            1,900
            Level 3                     -                     -                -
--------------------------------------------------------------------------------
              Total                     -             $   3,012        $   3,012
--------------------------------------------------------------------------------

For fair valuations using unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The following table presents the reconciliation of the Fund's investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2009. In addition to the observable inputs referenced earlier, the unobservable inputs used to value such securities include evaluations of anticipated cash flows, discount rates, default rates and other measures of illiquidity.

LEVEL 3 HOLDINGS               SECURITIES     OTHER DERIVATIVES            TOTAL
--------------------------------------------------------------------------------
Beginning Balance at
   5/31/08                 $            -              $      -       $        -
Total Realized
   Gain/Loss                            -                     -                -
Change in Unrealized
   Gain/Loss                        1,204                     -            1,204
Net Purchases and Sales             5,294                     -            5,294
Net Transfers In/Out               26,540                     -           26,540
--------------------------------------------------------------------------------
Ending Balance at
   5/31/09                        $33,038               $     -       $   33,038
================================================================================


Level 3 securities are comprised of certain asset-backed securities ($30,179,243), collateralized mortgage obligations ($2,533,342) and term loans ($325,085).These securities were valued using valuation models prepared by the Sub-Advisor using third-party service provider analytics that incorporate various observable and unobservable valuation inputs including estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective

24 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS continued

commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in Note 5, to the buyer in the event of an adverse credit event of the issuer.

Effective June 1, 2008, the Fund adopted FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the "Position). The Position amends FASB Statement No. 133 ("FAS 133"), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) nature and terms of the credit derivative, reasons for entering in the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of the future payments (undiscounted) the seller could be required to make under the credit derivative,
(iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Financial Statements and disclosures within Footnote 5, Investments in Securities and Derivatives.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(D) COVERED CALL OPTIONS

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund's common shareholders. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(E) FUTURES

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments. As of May 31, 2009 there were no futures contracts outstanding.

(F) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(G) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

                                               Annual Report | May 31, 2009 | 25

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS continued

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC ("the Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Guggenheim Partners Asset Management, Inc. (the "Sub-Advisor"), provide personnel including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily managed assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Advisor receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

MANAGED ASSETS                                                             RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

For the year ended May 31, 2009 the Fund recognized expenses of approximately $45,980 for these services.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At May 31, 2009 the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts and swaps. Net investment income, net realized gains and net assets were not affected by these changes.

                       UNDISTRIBUTED           ACCUMULATED
                      NET INVESTMENT          NET REALIZED
                       INCOME/(LOSS)           GAIN/(LOSS)      PAID IN CAPITAL
--------------------------------------------------------------------------------
                       $   3,413,716         $  (3,413,716)               $   -
--------------------------------------------------------------------------------

Information on the components of investments, excluding written options, and net assets as of May 31, 2009 is as follows:

          COST OF                                                       NET TAX
      INVESTMENTS          GROSS TAX             GROSS TAX           UNREALIZED
          FOR TAX         UNREALIZED            UNREALIZED         APPRECIATION
         PURPOSES       APPRECIATION          DEPRECIATION       ON INVESTMENTS
--------------------------------------------------------------------------------
   $  190,597,430      $   2,149,491         $ (51,857,327)      $  (49,707,836)
--------------------------------------------------------------------------------

                             NET TAX         UNDISTRIBUTED        UNDISTRIBUTED
                          UNREALIZED      ORDINARY INCOME/     LONG-TERM GAINS/
                        APPRECIATION          (ACCUMULATED         (ACCUMULATED
                      ON DERIVATIVES        ORDINARY LOSS)        CAPITAL LOSS)
--------------------------------------------------------------------------------
                       $   1,370,973         $    (642,673)      $   (3,748,502)
--------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales.

Capital losses and foreign currency transactions incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer capital losses of $3,748,502 and foreign currency transactions of $1,395.

For the years ended May 31, 2009 and 2008, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS PAID FROM                               2009                  2008
--------------------------------------------------------------------------------
Ordinary Income                              $  12,332,718         $   8,921,896
Capital Gain                                             -                 1,817
Return of Capital                                4,493,766             3,259,098
--------------------------------------------------------------------------------
Total distributions paid                     $  16,826,484         $  12,182,811
================================================================================

Effective June 1, 2008, the Fund adopted the provisions of FASB Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of May 31, 2009, open federal and state income tax years include the tax years ended May 31, 2008 and 2009.The Fund has no examinations in progress.

26 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 5 - INVESTMENTS IN SECURITIES AND DERIVATIVES:

During the year ended May 31, 2009, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $97,080,590 and $115,140,469, respectively.

The Fund entered into swap agreements during the year ended May 31, 2009 to potentially enhance return. Details of the swap agreements outstanding as of May 31, 2009 are as follows:

CREDIT DEFAULT SWAP AGREEMENTS

                                                        IMPLIED
                                                         CREDIT
                                                         SPREAD
                                                             AT   NOTIONAL   RECEIVE       UNREALIZED
                 REFERENCE     BUY/SELL   TERMINATION   MAY 31,     AMOUNT     FIXED    APPRECIATION/
COUNTERPARTY     ENTITY      PROTECTION          DATE   2009(2)    (000'S)      RATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------
                 Basket of
                 distinct
                 corporate
Goldman Sachs(1) entities          Sell      09/21/14     19.65%  $  3,000     1.180%  $   (1,780,071)
------------------------------------------------------------------------------------------------------

INTEREST RATE SWAP AGREEMENTS

                                                            NOTIONAL       RECEIVE         UNREALIZED
                                          TERMINATION         AMOUNT         FIXED      APPRECIATION/
COUNTERPARTY            FLOATING RATE            DATE        (000'S)          RATE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Goldman Sachs(3)        3 Month LIBOR        01/04/38     $   10,000         5.675%     $     729,334
Goldman Sachs(3)        3 Month LIBOR        01/04/38         10,000         5.860            517,402
Goldman Sachs(3)        3 Month LIBOR        07/07/38          5,000         5.753            345,050
Goldman Sachs(3)        3 Month LIBOR        07/07/38          5,000         5.940            241,750
HSBC(3)                 3 Month LIBOR        01/09/23          5,000         7.700(a)        (120,103)
------------------------------------------------------------------------------------------------------
                                                                                        $   1,713,433
======================================================================================================

TOTAL RETURN SWAPS AGREEMENTS

                                                                         NOTIONAL          UNREALIZED
                 REFERENCE                            TERMINATION          AMOUNT       APPRECIATION/
COUNTERPARTY        ENTITY           FLOATING RATE           DATE         (000'S)      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Barclays
Capital(4)         S&P 500    1 Month LIBOR + 0.35%      12/23/09       $   1,137       $      62,892
Barclays
Capital(4)         S&P 500    1 Month LIBOR + 0.35%      12/23/09           1,603              88,687
Goldman
Sachs(4)           S&P 500    1 Month LIBOR + 0.35%      12/16/09           1,000              17,923
------------------------------------------------------------------------------------------------------
                                                                                       $      169,502
======================================================================================================
TOTAL UNREALIZED APPRECIATION/(DEPRECIATION) FOR SWAP AGREEMENTS                       $      102,864
======================================================================================================

(1) The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities with an aggregate notional value of $3 billion. The maximum loss exposure is $3 million.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted"indicates a credit event has occurred for the referenced entity or obligation.

(3)   The Fund pays the floating rate and receives the fixed rate.

(a) For any day that the spread between 30-year fixed for floating swap rate versus the 2-year fixed for floating swap rate is less than -0-, the fixed rate is -0-.

(4) The Fund pays a floating rate and receives the total return of the Standard & Poor's 500 Index.

OPTION CONTRACTS:

Transactions in written option contracts during the year ended May 31, 2009 were as follows:

                                        NUMBER OF CONTRACTS   PREMIUMS RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of year                4,945   $         888,256
Options written during the period                    81,131          12,826,900
Options expired during the period                   (32,153)         (6,044,354)
Options closed during the period                    (41,928)         (5,975,742)
Options assigned during the period                   (3,318)           (915,682)
--------------------------------------------------------------------------------
Options outstanding, end of period                    8,677   $         779,378
================================================================================

In March 2008, the FASB issued SFAS No. 161,"Disclosures about Derivative Instruments and Hedging Activities. "This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.The Fund adopted SFAS No. 161 effective December 1, 2008.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of May 31, 2009:

Statement of Asset & Liability Presentation of Fair Values of Derivative
Instruments: (amount in thousands)

                             ASSET DERIVATIVES                       LIABILITY DERIVATIVES
----------------------------------------------------------------------------------------------------
DERIVATIVES NOT
ACCOUNTED FOR
AS HEDGING                     STATEMENT OF                              STATEMENT OF
INSTRUMENTS                      ASSETS AND                                ASSETS AND
UNDER STATEMENT 133    LIABILITIES LOCATION    FAIR VALUE        LIABILITIES LOCATION     FAIR VALUE
----------------------------------------------------------------------------------------------------
Interest rate                    Unrealized
contracts                      appreciation                   Unrealized depreciation
                                   on swaps    $    1,834                    on swaps     $      120
Credit default                   Unrealized
contracts                      appreciation                   Unrealized depreciation
                                   on swaps             -                    on swaps          1,780
Equity contracts                 Unrealized
                               appreciation                   Unrealized depreciation
                                   on swaps           169                    on swaps              -
Options contracts            Investments in
                                 securities            20             Options written          1,112
----------------------------------------------------------------------------------------------------
TOTAL                                          $    2,023                                 $    3,012
====================================================================================================

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended May 31, 2009: (amount in thousands)

                                AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES
----------------------------------------------------------------------------------
DERIVATIVES NOT
ACCOUNTED FOR                                                   FOREIGN
AS HEDGING INSTRUMENTS                                         CURRENCY
UNDER STATEMENT 133            SWAPS   OPTIONS   FUTURES   TRANSACTIONS     TOTAL
----------------------------------------------------------------------------------
Interest rate contracts      $ 1,197   $     -   $     -      $       -   $ 1,197
Credit default contracts         194         -         -              -       194
Equity contracts                (106)        -         -              -      (106)
Options contracts                  -     5,856         -              -     5,856
Futures contracts                  -         -        (6)             -        (6)
Foreign exchange contracts         -         -         -             (1)       (1)
----------------------------------------------------------------------------------
TOTAL                        $ 1,285   $ 5,856   $    (6)      $     (1)  $ 7,134
==================================================================================

                                               Annual Report | May 31, 2009 | 27

GOF | Claymore/Guggenheim Strategic Opportunities Fund | NOTES TO FINANCIAL STATEMENTS continued

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES
--------------------------------------------------------------------------------
DERIVATIVES NOT
ACCOUNTED FOR
AS HEDGING
INSTRUMENTS
UNDER STATEMENT 133                     SWAPS           OPTIONS           TOTAL
-------------------------------------------------------------------------------
Interest rate contracts             $   1,607          $      -       $   1,607
-------------------------------------------------------------------------------
Credit default contracts               (1,041)                -          (1,041)
-------------------------------------------------------------------------------
Equity contracts                          170                 -             170
-------------------------------------------------------------------------------
Options contracts                           -              (906)           (906)
-------------------------------------------------------------------------------
TOTAL                               $     736          $   (906)      $    (170)
===============================================================================

Note 6 - LEVERAGE:

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the Investment Company Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the year ended May 31, 2009 the average daily balance for which reverse repurchase agreements were outstanding amounted to $33,815,530. The weighted average interest rate was 2.99%.During the period, the Fund incurred approximately $127,500 of bank fees on custodial overdrafts. As of May 31, 2009, the total amount segregated in connection with reverse repurchase agreements was $17,698,847.At the period end, there was $8,957,250 in reverse repurchase agreements outstanding.

BORROWINGS

On November 18, 2008, the Fund entered into a $30,000,000 credit facility agreement. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 credit facility and the amount borrowed. A one-time origination fee in the amount of $75,000 was paid by the Fund and is reflected in the Line of credit fee on the Statement of Operations. At May 31, 2009 there was $22,127,551 outstanding in connection with the Fund's credit facility. The average daily amount of borrowings on the credit facility during the period ended May 31, 2009 was $22,567,815 with a related average interest rate of 2.12%.The maximum amount outstanding during the period ended May 31, 2009, was $26,100,000.

Note 7 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,105,240 issued and outstanding. Of this amount, the Fund issued 9,100,000 shares of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before underwriters' expense reimbursement.

Offering costs of $364,000 or $0.04 per share, in connection with the issuance of common shares were borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - ACCOUNTING PRONOUNCEMENTS:

In April 2009, the FASB issued FSP FAS 157-4,"Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. In addition, FSP 157-4 requires disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.The adoption of FSP 157-4 is currently being evaluated.

Note 10 - SUBSEQUENT EVENT:

On July 17, 2009, Claymore Group Inc., the parent of the adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (the latter two entities are wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC) whereby GuggClay Acquisition, Inc will merge into Claymore Group, Inc which will be the surviving entity. The parties intend that the completed merger will result in a change - of - control whereby Claymore Group Inc. and its subsidiaries will become indirect, wholly-owned subsidiaries of Guggenheim.

28 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

We have audited the accompanying statement of assets and liabilities of Claymore/Guggenheim Strategic Opportunities Fund (the "Fund"), including the portfolio of investments, as of May 31, 2009, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Guggenheim Strategic Opportunities Fund at May 31, 2009, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNEST & YOUNG LLP

Chicago, Illinois
July 29, 2009

                                               Annual Report | May 31, 2009 | 29

GOF | Claymore/Guggenheim Strategic Opportunities Fund

SUPPLEMENTAL INFORMATION | (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $436,312 was received by the Fund through May 31, 2009.The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuance to the Jobs and Growth Relief Reconciliation Act of 2003.

For corporate shareholders, $84,420 of investment income qualifies for the dividends-received deduction.

In January 2010, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2009.

RESULT OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on October 22, 2008. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common and preferred shareholders of the Fund:

                                                       # OF SHARES   # OF SHARES
                                                          IN FAVOR      WITHHELD
--------------------------------------------------------------------------------
Nyberg                                                   8,542,053       149,737
Toupin                                                   8,526,517       165,273

The other Trustees of the Fund whose terms did not expire in 2008 are Randall C. Barnes and Nicholas Dalmaso.

TRUSTEES

The Trustees of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR     TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                   NUMBER OF PORTFOLIOS   OTHER
OF BIRTH AND POSITION(S) AND LENGTH OF     THE PAST FIVE YEARS AND                       IN THE FUND COMPLEX***  DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                             OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2007        Investor (2001-present). Formerly, Senior Vice         43             None.
Year of Birth: 1951                        President & Treasurer, PepsiCo., Inc.
Trustee                                    (1993-1997), President, Pizza Hut
                                           International (1991-1993) and Senior Vice
                                           President, Strategic Planning and New Business
                                           Development (1987-1990) of PepsiCo, Inc.
                                           (1987-1997).
--------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2007        Partner of Nyberg & Cassioppi, LLC, a law firm         46             None.
Year of birth: 1953                        specializing in corporate law, estate planning
Trustee                                    and business transactions (2000-present).
                                           Formerly, Executive Vice President, General
                                           Counsel and Corporate Secretary of Van Kampen
                                           Investments (1982-1999).
--------------------------------------------------------------------------------------------------------------------------------
Ronald E.Toupin, Jr.     Since 2007        Retired. Formerly,Vice President, Manager and          43             None.
Year of birth: 1958                        Portfolio Manager of Nuveen Asset Management
Trustee                                    (1998-1999), Vice President of Nuveen
                                           Investment Advisory Corp. (1992-1999),Vice
                                           President and Manager of Nuveen Unit
                                           Investment Trusts (1991-1999), and Assistant
                                           Vice President and Portfolio Manager of Nuveen
                                           Unit Investment Trusts (1988-1999), each of
                                           John Nuveen & Co., Inc. (1982-1999).
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+        Since 2007        Attorney. Formerly, Senior Managing Director           45             None.
Year of birth: 1965                        and Chief Administrative Officer (2007-2008)
Trustee                                    and General Counsel (2001-2007) of Claymore
                                           Advisors, LLC and Claymore Securities, Inc.
                                           Formerly, Assistant General Counsel, John
                                           Nuveen andCompany, Inc. (1999-2000). Former
                                           VicePresident and Associate General Counsel
                                           of Van Kampen Investments, Inc. (1992-1999).
--------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      -Messrs. Barnes and Dalmaso, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

      -Messrs. Nyberg and Toupin, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of and his equity ownership in the Fund's Adviser and certain of its affiliates.

30 | Annual Report | May 31, 2009

GOF | Claymore/Guggenheim Strategic Opportunities Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS

The officers of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR
OF BIRTH AND
POSITION(S) HELD         TERM OF OFFICE** AND     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
WITH REGISTRANT          LENGTH OF TIME SERVED    AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------
J.Thomas Futrell         Since 2008               Senior Managing Director and Chief Investment
Year of birth: 1955                               Officer of Claymore Advisors, LLC and Claymore
Chief Executive                                   Securities Inc. (2008-Present). Formerly, Managing
Officer                                           Director of Research, Nuveen Asset Management
                                                  (2000-2007).
------------------------------------------------------------------------------------------------------
Kevin Robinson           Since 2008               Senior Managing Director and General Counsel of
Year of birth: 1959                               Claymore Advisors, LLC and Claymore Group, Inc.
Chief Legal Officer                               (2007-present). Formerly, Associate General Counsel
                                                  and Assistant Corporate Secretary of NYSE Euronext,
                                                  Inc. (2000-2007).
------------------------------------------------------------------------------------------------------
Steven M. Hill           Since 2007               Senior Managing Director of Claymore Advisors, LLC
Year of birth: 1964                               and Claymore Securities, Inc. (2005-present).
Chief Financial                                   Formerly, Chief Financial Officer of Claymore Group
Officer,                                          Inc. (2005-2006), Managing Director of Claymore
Chief Accounting                                  Advisors, LLC and Claymore Securities, Inc.
Officer and Treasurer                             (2003-2005). Formerly, Treasurer of Henderson Global
                                                  Funds and Operations Manager of Henderson Global
                                                  Investors (NA) Inc. (2002-2003); Managing Director,
                                                  FrontPoint Partners LLC (2001-2002); Vice
                                                  President, Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------
Mark E. Mathiasen        Since 2008               Vice President; Assistant General Counsel of
Year of birth: 1978                               Claymore Securities, Inc. (2007-present). Secretary
Secretary                                         of certain funds in the Fund Complex. Previously,
                                                  Law Clerk, Idaho State Courts (2003-2006).
------------------------------------------------------------------------------------------------------
Bruce Saxon              Since 2007               Vice President, Fund Compliance Officer of Claymore
Year of birth: 1957                               Group, Inc. (2006-present). Formerly, Chief
Chief Compliance                                  Compliance Officer/Assistant Secretary of Harris
Officer                                           Investment Management, Inc. (2003-2006).
                                                  Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------
Roy Corr                 Since 2008               Senior Managing Director, Chief Operating Officer
Year of birth: 1964                               of Guggenheim Partners Asset Management, Inc.
Vice President                                    (2002-present).
------------------------------------------------------------------------------------------------------

*     Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                               Annual Report | May 31, 2009 | 31

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dividend Reinvestment PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

32 | Annual Report | May 31, 2009

                       This Page Intentionally Left Blank.

                       This Page Intentionally Left Blank.

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E.Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of and his equity ownership in the Adviser and certain of its affiliates.

OFFICERS

J.Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer, Chief
Accounting Officer and Treasurer

Mark E. Mathiasen
Secretary

Bruce Saxon
Chief Compliance Officer

Roy Corr
Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Guggenheim Partners Asset
Management, Inc.
Santa Monica, California

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND?

      o     If your shares are held in a Brokerage Account, contact your Broker.

      o If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866)
488-3559.

This report is sent to shareholders of Claymore/Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has delegated the voting of proxies relating to its voting securities to the Fund's Sub-Adviser. A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission's ("SEC") website www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In November 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

                                               Annual Report | May 31, 2009 | 35

GOF | Claymore/Guggenheim Strategic Opportunities Fund

About the FUND MANAGER |

GUGGENHEIM PARTNERS ASSET MANAGEMENT, INC.

Guggenheim Partners Asset Management, Inc. ("GPAM") is a wholly owned subsidiary of Guggenheim Partners, LLC, a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted GPAM with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

INVESTMENT PHILOSOPHY

GPAM's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

INVESTMENT PROCESS

GPAM's investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as GPAM's Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive                                                  GOF
Lisle, IL 60532                                                           LISTED
Member FINRA/SIPC                                                          NYSE
(07/09)

GOF-AR-0509

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as an exhibit.

    (2) Not applicable.

    (3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee as defined in Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert doesn't affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $55,000 and $53,000 for the fiscal year ending May 31, 2009, and the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal year ending May 31, 2009, and the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $6,000 for the fiscal year ending May 31, 2009, and the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal year ending May 31, 2009, and the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.


         (1) The registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and
(2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or
(2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the registrant's audit committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

    IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

    IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $0 and $0 for the fiscal year ending May 31, 2009, and the registrant's initial fiscal period from the registrant's inception date of July 27, 2007, through May 31, 2008, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of: Randall C. Barnes, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant's investment sub-adviser, Guggenheim Partners Asset Management, Inc. ("Guggenheim"). Guggenheim's proxy voting policies and procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant's portfolio. Guggenheim uses a team approach to manage client portfolios. Day to day management of a client portfolio is conducted under the auspices of Guggenheim's Portfolio Construction Group ("PCG"). PCG's members include the Chief Investment Officer ("CIO") and other key investment personnel. The PCG, in consultation with the CIO, provides direction for overall investment strategy. The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim's strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant's portfolio and is provided as of May 31, 2009:

NAME                        SINCE  PROFESSIONAL EXPERIENCE DURING THE LAST
                                   FIVE YEARS

Robert Daviduk, CFA -       2007   Guggenheim Partners Asset Management, Inc.:
Managing Director                  Managing Director - 8/06-Present. Formerly,
                                   Global Fixed Income Partners, LLC: Partner -
                                   7/05-8/06; Wells Capital Management:
                                   Managing Director - 6/02-6/05.

Scott Minerd - CEO and CIO  2007   Guggenheim Partners Asset Management, Inc.:
                                   CEO and CIO - 12/05-Present; Guggenheim
                                   Partners, LLC: Managing Partner - Insurance
                                   Advisory - 5/98-Present.

Anne Walsh, CFA, FLMI -     2007   Guggenheim Partners Asset Management, Inc.:
Senior Managing Director           Senior Managing Director - 4/07-Present.
                                   Former, Reinsurance Group of America, Inc.:
                                   Senior Vice President and Chief Investment
                                   Officer - 5/00-3/07.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2009:

Anne Walsh:
--------------------------------------------------------------------------------------------------------------------
Type of Account           Number of       Total Assets      Number of Accounts     Total Assets in the
                          Accounts        in the Accounts   In Which the           Accounts In Which
                                                            Advisory Fee is        the Advisory Fee is
                                                            Based on Performance   Based on Performance
--------------------------------------------------------------------------------------------------------------------
Registered investment     0               0                 0                      0
companies
--------------------------------------------------------------------------------------------------------------------
Other pooled investment   2               $988,884,968      2                      $988,884,968
vehicles
--------------------------------------------------------------------------------------------------------------------
Other accounts            11              $32,482,858,591   1                      $3,253,258,175
--------------------------------------------------------------------------------------------------------------------

Scott Minerd:
--------------------------------------------------------------------------------------------------------------------
Type of Account           Number of       Total Assets      Number of Accounts     Total Assets in the
                          Accounts        in the Accounts   In Which the           Accounts In Which
                                                            Advisory Fee is        the Advisory Fee is
                                                            Based on Performance   Based on Performance
--------------------------------------------------------------------------------------------------------------------
Registered investment     0               0                 0                      0
companies
--------------------------------------------------------------------------------------------------------------------
Other pooled              2               $988,884,968      2                      $988,884,968
investment vehicles
--------------------------------------------------------------------------------------------------------------------
Other accounts            8               $29,198,484,086   1                      $3,253,258,175
--------------------------------------------------------------------------------------------------------------------

Robert Daviduk:
--------------------------------------------------------------------------------------------------------------------
Type of Account           Number of       Total Assets      Number of Accounts     Total Assets in the
                          Accounts        in the Accounts   In Which the           Accounts In Which
                                                            Advisory Fee is        the Advisory Fee is
                                                            Based on Performance   Based on Performance
--------------------------------------------------------------------------------------------------------------------
Registered investment     0               0                 0                      0
companies
--------------------------------------------------------------------------------------------------------------------
Other pooled investment   0               0                 0                      0
vehicles
--------------------------------------------------------------------------------------------------------------------
Other accounts            2               $133,581,695      1                      $93,784,638
--------------------------------------------------------------------------------------------------------------------

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager. They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client's investment guidelines.

Guggenheim may have clients with similar investment strategies. As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim's allocation policy provides that investment decisions must never be based upon account performance or fee structure. Accordingly, Guggenheim's allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time. The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim's investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated. In the event trades are aggregated, Guggenheim's policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client's participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients. When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker's services, including execution capability, commission rate, price, financial stability and reliability. Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim's Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction. The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances. In many instances, there may only be one counter-party active in a particular security at a given time. In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates Messrs. Daviduk and Minerd and Ms. Walsh for their management of the registrant's portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. Guggenheim's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments. All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of May 31, 2009:

                                                         DOLLAR AMOUNT OF EQUITY
NAME OF PORTFOLIO MANAGER                                  SECURITIES IN FUND
--------------------------------------------------------------------------------
Robert Daviduk                                                        $1-$10,000

Scott Minerd                                                   $100,001-$500,000

Anne Walsh                                                       $10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Guggenheim Strategic Opportunities Fund

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 7, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    August 7, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    August 7, 2009